SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials

                             Bridgeway Funds, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     previously.  Identify the previous filing by registration statement number,
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     1)   Amount previously paid:

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

[BRIDGEWAY FUNDS LOGO]

August 15, 2003

Dear Shareholder,

The Board of Directors (the "Board") of Bridgeway Funds, Inc. ("Bridgeway Funds") cordially invites you to attend a Special Meeting ("Meeting") of the Shareholders of Bridgeway Funds, Inc., which will be held Wednesday, October 1, 2003 at 10:00 a.m., at the office of Bridgeway Funds, Inc., 5615 Kirby Drive, Suite 518, Houston, Texas 77005.

During the Shareholder Meeting, we will be addressing several business issues as well as any other issues that may be properly brought before the Meeting. The business issues are discussed within the accompanying Notice of Special Meeting and Proxy Statement. These include:

      o the election of the Directors for the Board of Bridgeway Funds, Inc. (Proposal 1),

      o the ratification of the selection of independent auditors of Bridgeway Funds (Proposal 2),

      o a change in investment restrictions to permit inter-fund cash borrowing and lending to create more favorable lending rates for the borrowing funds and an additional source of income for the lending funds (Proposal 3),

      o a change in investment restrictions to permit the Bridgeway Funds to pursue investment in individual stock options and futures (Proposal
            4),

      o the ratification of the Board's decision to offer additional classes of shares of Bridgeway Funds at a future date (Proposal 5),

      o a modification to the shareholder approved 12b-1 plan to include a provision for future classes of shares to accommodate 12b-1 fees up to a maximum of 0.25%, without changing the contract terms for the existing class of shares of current funds (Proposal 6),

      o the approval of the Management Agreements between Bridgeway Funds and Bridgeway Capital Management (the "Adviser") for each of the Funds (Proposal 7), and

      o consideration of any other business as may properly come before the Meeting or before any adjournment thereof (Proposal 8).

In addition, shareholders of the Ultra-Small Company Fund and the Balanced Fund have issues that are specific to their Funds that will be voted on only by the shareholders of these Funds. These include:

      o a change in investment restrictions to permit Bridgeway Funds to lend Ultra-Small Company Fund's securities to third parties as permitted by the SEC (Proposal 9) and

      o an increase in the percentage of allowable short positions in the Balanced Fund for purposes of managing risks (Proposal 10).

You may have noticed that we made changes in our naming conventions in the last few months. First, we officially changed the name of the corporation from Bridgeway Fund, Inc. to Bridgeway Funds, Inc. to reflect our continued expansion. In addition, we changed the naming convention of "Portfolio" to "Fund" to reflect more common industry terminology. Technically, Bridgeway Funds remains a


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

series mutual fund of portfolios, which we now call funds. Finally, on June 25, 2003 the Board approved changing the names of Ultra-Large 35 Index Portfolio to Blue Chip 35 Index Fund and Ultra-Small Company Tax Advantage Portfolio to Ultra-Small Company Market Fund.

Your vote is important. If you plan to attend the Meeting in person, please notify us by calling the Bridgeway Funds office at 800-661-3550, extension 8212, so that we can reserve a seat for you. Whether or not you are able to attend, it is important that your shares be represented at the Meeting. If we do not receive a quorum of votes, Bridgeway Funds will incur additional expense to "get out the vote." Accordingly, we urge you to vote and submit your Proxy according to the enclosed instructions at your earliest convenience in order to ensure the presence of a quorum.

On behalf of the Board of Directors, I extend our appreciation for your continued support and investment.

                                        Yours sincerely,

                                        John Montgomery
                                        President


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

                              Bridgeway Funds, Inc.
                           5615 Kirby Drive, Suite 518
                              Houston, Texas 77005

       NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF BRIDGEWAY FUNDS, INC.

NOTICE IS HEREBY GIVEN THAT a Special Meeting of the shareholders of Bridgeway Funds, Inc. ("Bridgeway Funds") will be held at the offices of Bridgeway Funds, Inc., 5615 Kirby Drive, Suite 518, Houston, Texas 77005 on Wednesday, October 1, 2003 at 10:00 a.m. for the following purposes:

      For all Bridgeway Funds shareholders:

      (1)   To elect five Directors to the Bridgeway Funds Board of Directors.

      (2)   To ratify the selection of independent auditors of Bridgeway Funds.

      (3) To approve a change in investment restrictions to permit inter-fund cash borrowing and lending between Bridgeway Funds once the Securities and Exchange Commission ("SEC") permission is received.

      (4) To approve a change in investment restrictions to permit the Bridgeway Funds to pursue investments in individual stock options and futures.

      (5) To ratify the Board's decision to offer additional classes of shares of Bridgeway Funds at a future date.

      (6) To approve the modification to the existing shareholder approved 12b-1 plan to include a provision for future classes of shares to accommodate 12b-1 fees up to a maximum of 0.25% to shareholders of these future classes.

      (7) To approve the Management Agreements, as revised, between Bridgeway Funds and Bridgeway Capital Management (the "Adviser") for each of the Funds.

      (8) To consider and act upon such other business as may properly come before the Meeting or before any adjournment thereof.

      For Ultra-Small Company Fund shareholders only:

      (9) To approve a change in the investment restrictions to permit Bridgeway Funds to lend the Fund's securities to third parties as permitted by the SEC.

      For Balanced Fund shareholders only:

      (10) To approve an increase in the limit of short sells of securities from 20% to 35% of the Fund's total assets under management.

Shareholders of record at the close of business on the day of July 11, 2003 are entitled to vote at the Meeting or any adjournment thereof.

                              By order of the Board of Directors

August 15, 2003               Joanna Barnhill, Secretary, Bridgeway Funds, Inc.


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

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ACCOMPANYING POSTAGE PREPAID ENVELOPE. ALTERNATIVELY, YOU CAN VOTE YOUR SHARES VIA PHONE, FAX OR THE INTERNET AS DESCRIBED IN THE ENCLOSED PAMPHLET AS SOON AS POSSIBLE.

IF YOU SIGN AND RETURN THE PROXY BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE PROPOSALS NOTICED ABOVE. BY PROMPTLY MARKING, SIGNING, AND RETURNING THE ENCLOSED PROXY, YOU WILL SAVE BRIDGEWAY FUNDS THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS. THIS PROXY IS SOLICITED BY THE BRIDGEWAY FUNDS BOARD OF DIRECTORS. YOUR PROXY IS REVOCABLE AND WILL NOT BE USED IF YOU GIVE WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF BRIDGEWAY FUNDS. REVOCATION OCCURS IF THAT NOTICE IS RECEIVED PRIOR TO THE TIME THE VOTE IS TAKEN AT THE MEETING, BY BRIDGEWAY FUNDS RECEIVING A LATER DATED PROXY, OR BY YOUR ATTENDING AND VOTING AT THE MEETING.


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

                            IMPORTANT INFORMATION FOR
                          BRIDGEWAY FUNDS SHAREHOLDERS

                               QUESTIONS & ANSWERS

Please read the complete text of the enclosed Proxy Statement. For your convenience, we have provided a brief overview of the matters to be voted upon. Your vote is important. If you have any questions regarding the proposals, please email us at proxy@bridgewayfund.com or call us at 800-661-3550, extension 8212. We appreciate your investing with Bridgeway Funds, and look forward to a continuing relationship.

Q.    Why am I receiving a Proxy Statement?

A. The Board of Directors has requested this special shareholder meeting to put before the shareholders several key business issues. Each of these is explained in the enclosed material. As a shareholder in a Bridgeway Fund or Funds, you are provided the opportunity to vote your opinion on each of these items. Each share you owned as of July 11, 2003 entitles you to one vote, and each fractional share entitles you to a corresponding fractional vote.

Q.    What are the key business issues?

A. There are several business issues that shareholders are being asked to approve. These include: to elect the Board of Directors for Bridgeway Funds, Inc. (Proposal 1), to the ratify the independent auditors for Bridgeway Funds (Proposal 2), to approve the introduction of inter-fund cash borrowing and lending between the Bridgeway Funds once SEC permission is received (Proposal 3), to grant permission for the Bridgeway Funds to pursue investments in individual stock options and futures (Proposal 4), to ratify the Board's decision to offer additional classes of shares of Bridgeway Funds (Proposal 5), to modify the current shareholder-approved 12b-1 plan to include a provision for future classes of shares to accommodate 12b-1 fees up to a maximum of 0.25% (Proposal 6), to approve the Management Agreements between Bridgeway Funds and the Adviser for each of the seven Funds (Proposal 7) and to consider any other business as may properly come before the Meeting (Proposal 8).

      In addition, the shareholders of the Ultra-Small Company Fund are being asked to approve the lending of its securities to third parties as permitted by the SEC (Proposal 9), and the shareholders of the Balanced Fund are being asked to approve an increase in the Balanced Fund's ability to short its securities (Proposal 10).

      Each of these proposals is very important to the ongoing operations of Bridgeway Funds, and each is discussed more fully in the Proxy Statement.

Q. In Proposal 1, why am I voting on reelecting the present four Directors and adding a new Director to the Board of Directors?

A. As the assets of Bridgeway Funds have increased and new governance rules have called for committee assignments, our Board of Directors has increased the number of seats on the Board to accommodate the Board's expanded role. Kirbyjon Caldwell was appointed to the Board in 2001. The Board is seeking to ratify this appointment through election by the shareholders and to confirm re-election of the three other Board members. In December 2002, the Adviser added an executive position to improve management of administrative operations, corporate strategy, and business development. Michael Mulcahy joined the Adviser to fill that role and has since been nominated as a Director of Bridgeway Funds by the Independent Directors, where Independent Director is defined as a "non-interested party" in the Investment Company Act of 1940. As a Director and staff member of the Adviser, Michael Mulcahy would be a non-independent or an Interested Director of the Board.

      Three of the four current Directors (75%) were elected by shareholder vote. The law requires at least two-thirds of the Board to be elected by shareholders. Therefore, to increase the size of our Board to five seats, shareholders must approve at least one other Board member. Re-electing the current Board members by shareholders is a matter of procedure only and is not required.


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

Q. In Proposal 2, why am I being asked to ratify the selection of PricewaterhouseCoopers LLP as the auditors of Bridgeway Funds?

A. PricewaterhouseCoopers LLP has provided audit services to Bridgeway Funds for nine years at the request of the Independent Directors. The Directors are satisfied with the work of this firm and wish to continue this business relationship by contracting with this firm to perform the 2004 audit. Since Bridgeway Funds is having a special meeting of shareholders, the Board believes it is appropriate to ask shareholders to ratify its selection of auditors.

Q. In Proposal 3, what are cash borrowing and lending agreements and why is this important? Does this introduce risks that should concern me?

A. Currently, each Fund's cash position is managed independently of the other Funds. At times, one Fund may have excess cash while another Fund may be short on cash (for example, in the case of a large redemption). Presently, this necessitates borrowing cash from a bank by the second Fund to cover the temporary cash shortage. By permitting cash borrowing and lending agreements among the Funds, shareholders allow a borrowing Fund to benefit by borrowing cash from another Fund at lower costs than are available through external sources, while giving the lending Fund a higher lending rate of return than it can earn through short-term investments. Other fund companies have similar lending arrangements, subject to exemptive orders from the SEC. The proposed borrowing and lending agreements among Funds of Bridgeway Funds will not take effect until the SEC issues an exemptive order to permit inter-fund borrowing and lending, although there is no assurance that Bridgeway Funds will receive such an order. The credit risk
      - that the borrowing Fund would fail to repay the loan - is very small because securities can be readily sold to repay the loans, or if the loans are collateralized, the collateral is readily marketable.

Q. In Proposal 4, why does Bridgeway Funds want to permit the Funds to pursue investment in individual stock options and futures?

A. Bridgeway Funds seeks to utilize new security instruments that may provide each of its funds greater flexibility and more efficiency in managing their assets.

      While options on individual securities have existed for some time, futures on individual securities are an emerging investment opportunity. The Funds currently use stock market index futures in various ways consistent with the investment restrictions, objectives and strategies set forth in the Prospectus. However, Bridgeway Funds has adopted certain restrictions, as described in the Statement of Additional Information as fundamental policies. Under these restrictions, the Ultra-Small Company, the Ultra-Small Company Market, the Micro-Cap Limited, and Blue Chip 35 Index Funds may not invest in any options or any futures on individual stocks. The Adviser does not foresee using this greater flexibility to "leverage" the returns or risks of the Funds.

      This modification in the investment restriction would provide the Funds greater flexibility and more efficiency in managing security positions in the Funds.

Q. In Proposal 5, why am I being asked to ratify the Board's decision to offer new classes of shares and what is the impact on my current shares?

A. Bridgeway Funds' Articles of Incorporation permit Bridgeway Funds to offer multiple classes of shares. However, to date, Bridgeway Funds has only offered one class of shares, i.e. the shares you own, which are now called Class N shares. An additional share class is contemplated with no sales loads, but a maximum 0.25% annual 12b-1 distribution, fee, as defined by Rule 12b-1 of the Investment Company Act of 1940. The effect on current shareholder's investments would be a) to potentially reduce the expenses of the current class of shares by using the new 12b-1 class of shares to reach the more expensive shareholders (for example, at fund marketplaces that charge the Funds for services) that are presently subsidized by the shareholders that use lower-cost marketplaces, b) to potentially reduce expenses by accessing new


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

      distribution channels and spreading some costs over a larger asset base, and c) to continue to provide some access to shares of the Funds at fund marketplaces where it has become too expensive to distribute our current shares through a no 12b-1 fee structure. The impetus for this change is the fact that multiple fund marketplaces and other mutual fund distribution channels (e.g. 401k plans) have begun charging fund companies annual fees or have significantly increased their fees. If shares are currently held at one of the more expensive marketplaces, it might mean that future purchases of shares at that marketplace might have to be made in the more expensive "12b-1 class" of shares or else through another, cheaper source.

      The addition of any new classes of shares will not change terms and conditions applicable to the current class of shares.

      While a shareholder vote is not legally required for Bridgeway Funds to add new classes of shares, the Board feels it is important and consistent with Bridgeway Funds' desire to respect any shareholder concerns to seek your ratification of this decision.

Q. In Proposal 6, why is it necessary to change the 12b-1 plan? Will my Fund expenses increase? Will I have to pay a 12b-1 fee in the future?

A. Current shareholders pay no 12b-1 fees on their current class of shares and will not in the future. The current 12b-1 plan was approved by Bridgeway Funds' shareholders in 1996 and has been re-approved each year by the Board. Under this plan, Bridgeway Funds is permitted to allocate certain expenses toward advertising and promotion, fulfillment expense, sales assistance payments and reimbursements to financial intermediaries, such as banks and other institutions, for administrative and accounting services rendered for the accounts of Fund shareholders who purchase and redeem their shares through such banks or other institutions. Per this plan, the Adviser currently reimburses the Fund for all of these costs.

      Mutual fund distribution is changing significantly. Today, approximately 90% of Bridgeway Funds' shareholders come through fund marketplaces. Some of these fund marketplaces are beginning to charge new fees, increase their fees, or restrict access by discontinuing traditional "no-transaction fee" services. In addition, new channels such as 401K and 529 plans have emerged that require fees for accessing and servicing investors in their networks. The Adviser and the Bridgeway Funds' Board believe that by adding a new class of shares with a maximum 0.25% 12b-1 fee, Bridgeway Funds should be able to reach a broader set of investors and better serve those investors who own shares through a "no-cost" marketplace alternative. This new class will likely preclude Bridgeway Funds from shutting off access to its Funds at marketplaces where the current Fund cost structure cannot accommodate the higher fees. Furthermore, the total expense ratio of current shareholders may be reduced to a lower level than otherwise would be possible because of the larger asset base.

      THE CURRENT CLASS OF SHARES WILL CONTINUE TO PAY NO 12B-1 FEES.

Q.    Why is Proposal 7 necessary? Don't we have Management Agreements already?

A. Yes, we do have Management Agreements. Each year the Board of Directors in an in-person meeting reviews and approves the Management Agreements between each Fund and the Adviser. Presently, there are five separate Agreements that govern these relationships. The intent of Proposal 7 is to simplify administration by creating a single Management Agreement for each Fund based on a standard template with the specifics for each Fund as an Exhibit to that Agreement. In addition, Bridgeway Funds seeks to update each Agreement to reflect the current business and regulatory environment and to better clarify roles and responsibilities between the Adviser and Bridgeway Funds.

      IT IS IMPORTANT TO NOTE THAT THERE ARE NO CHANGES TO CURRENT AGREEMENT TERMS REGARDING EXPENSES, FEES, OR FEE STRUCTURES FOR THE CLASS OF SHARES YOU PRESENTLY OWN.

Q. In Proposal 8, why am I being asked to vote to give permission to the representatives on the Proxy to consider and vote upon any such matter that may properly come before the Meeting?


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

A. At this time we have no knowledge of any additional proposals that will be presented at the Meeting. By voting to approve Proposal 8, you will give the Proxy representatives permission to act on any such proposal at his or her discretion, should any be presented.

PROPOSALS 9 AND 10 ARE SPECIFIC TO INDIVIDUAL FUNDS. IF YOU ARE A SHAREHOLDER IN THE ULTRA-SMALL COMPANY FUND PLEASE PROCEED TO PROPOSAL 9 ONLY. IF YOU ARE A SHAREHOLDER IN THE BALANCED FUND, PLEASE SKIP PROPOSAL 9 AND PROCEED TO PROPOSAL
10. SHAREHOLDERS OF ALL OTHER BRIDGEWAY FUNDS WILL VOTE ONLY ON PROPOSALS 1 THROUGH 8.

Q. In Proposal 9 (Ultra-Small Company Fund shareholders only), why does Bridgeway Funds want to lend securities?

A. Securities lending is the opportunity to enhance returns by lending securities held by a Fund to a borrower (usually a broker) for a short period of time. There are several reasons for someone to borrow securities from a Fund. One common reason is to cover (or enter into) a short position. These lending arrangements are contractual agreements between Bridgeway Funds and the borrower. The loans are fully collateralized and are callable by Bridgeway Funds, which minimizes the risk to Fund shareholders.

      Bridgeway Funds has pursued securities lending selectively in recent years in various Funds to enhance the returns of those Funds. However, under Bridgeway Funds' current investment restrictions, described in the Statement of Additional Information as fundamental policy, the Ultra-Small Company Fund may not enter into such arrangements. The Adviser would like to remove this restriction to permit the Ultra-Small Company Fund to pursue security lending as an opportunity to enhance its returns.

Q. In Proposal 10 (Balanced Fund shareholders only), why am I being asked to vote to increase the limit of short sales of securities from 20% to 35% of total assets of the Balanced Fund? Will this result in increased risk?

A. The Balanced Fund uses hedging techniques to manage market risks on its equity holdings. The increasing availability of futures, options and other securities based on market indices would enable the Fund manager to use these instruments at times for hedging baskets of securities more efficiently than hedging each security individually. For example, if the Fund holds fifty Standard & Poor's 500 (S&P 500) stocks, it may be more efficient to sell S&P 500 futures contracts than to create fifty separate hedges. Some investment professionals view this technique as an "imperfect hedge," which could be construed as a short. Increasing the percent of total assets allowed to be used for this purpose would give the manager more flexibility to pursue these more efficient alternatives while addressing this strict definition of a "short." The Adviser believes that its use of these hedging techniques is conservative and should diminish, rather than magnify, Fund risk.

Q. How will you determine the number of shares of Bridgeway Funds that I get to vote?

A. The Board declared July 11, 2003 as the date of record for shareholders entitled to vote. This means that if you are a shareholder in Bridgeway Funds as of the close of business on that date, you are entitled to one vote for each share registered in your name, and each fractional share entitles you to a corresponding fractional vote.

      The exception to this relates to Proposals 9 and 10. These proposals impact only the shareholders of the Ultra-Small Company Fund and the Balanced Fund, respectively. Therefore, only shareholders in these Funds are entitled to vote on the additional issues pertaining to their Fund.

Q.    Which issues should I vote on?

A. All shareholders should vote on Proposals 1, 2, 3, 4, 5, 6, 7 and 8. For Proposals 9 and 10, you should vote only on the issues pertaining to the Fund in which you are a shareholder.


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

      ONLY SHAREHOLDERS OF THE ULTRA-SMALL COMPANY FUND ARE ENTITLED TO VOTE ON PROPOSAL 9.

      ONLY SHAREHOLDERS OF THE BALANCED FUND ARE ENTITLED TO VOTE ON PROPOSAL
      10.

Q.    What happens if I don't send in my Proxy?

A. If you choose not to send in your Proxy, you miss the opportunity to express your opinion on these issues by means of the Proxy voting process. However, you may come to the Meeting and vote in person. Also, a quorum is more difficult to reach if shares are not represented by vote in person or by Proxy. According to the By-Laws of Bridgeway Funds, a quorum of one-third of the shares outstanding is needed to have a valid shareholder meeting. We suggest you sign the Proxy regardless of how you choose to vote. Bridgeway Funds can avoid costs of solicitation and an adjourned meeting if shareholders return their Proxies in a timely manner.

Q.    Who is paying for the expenses related to the shareholder meeting?

A. The cost of this meeting, including the printing and mailing of Proxies, is borne by the Funds of Bridgeway Funds. However, some or all of these expenses may be reimbursed by the Adviser for the Aggressive Investors 2, Micro-Cap Limited, Blue Chip 35 Index, and Balanced Funds in line with the expense limitation commitment in the Management Agreements. In addition to solicitation through the mail, Bridgeway Funds, in order to obtain the requisite representation of shareholders, may solicit Proxies personally by its officers or the Adviser's staff, but it is not anticipated that other people will be specially engaged for these purposes. The cost of this solicitation, including any additional solicitation, will be borne by Bridgeway Funds. The cost of additional solicitation, if any, is estimated to be nominal in amount, and may be reimbursed by the Adviser through any expense limitation policies in the Management Agreements.

Q.    What is being done to keep the overall cost of shareholder meetings low?

A. As a Maryland corporation, Bridgeway Funds, Inc. is not required to have an annual shareholder meeting. Bridgeway Funds' Board of Directors requests a shareholder meeting only when necessary to address issues that require shareholder vote. The last shareholder meeting was held on October 15, 1996.

Q.    How do the Directors of Bridgeway Funds, Inc. suggest that I vote?

A. After careful consideration, the Directors of Bridgeway Funds unanimously recommend that you vote "FOR" the items in the proposals on the enclosed Proxy.

Q.    Will my Proxy make a difference?

A. Your Proxy is needed to ensure that that a quorum is achieved and that the proposals can be acted upon. Your immediate response on the enclosed Proxy will help save on the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in voting on these matters.

Q.    How do I submit my Proxy? What about phone and Internet voting?

A. You can submit your Proxy and vote your shares by completing and signing the enclosed Proxy and mailing it in the enclosed postage-paid envelope. You may also use the telephone, facsimile, or Internet access described on the Proxy. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call us at 1-800-661-3550, extension 8212.


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

Q.    How do I sign the Proxy?

A. Proxies must be properly executed by signing them and dating them where indicated. When Proxies are not signed as required by law, Bridgeway Funds must undertake the time and expense to validate your vote. The following guide was prepared to help you choose the proper format for signing your form:

      1. Individual Accounts: Your name should be signed exactly as it appears on the Proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the Proxy card.

      3. All other accounts should show the capacity of the individual signing, such as Trustee, Executor, etc.

Voting by mail is quick and easy. Everything you need is enclosed.

                              Bridgeway Funds, Inc.

5615 Kirby Drive, Suite 518                                Houston, Texas  77005

The enclosed Proxy is solicited by the Board of Directors of Bridgeway Funds, Inc. ("Bridgeway Funds") in connection with a Special Meeting of Shareholders ("Meeting") of Bridgeway Funds or any adjournment thereof. Proxies will be voted in accordance with the instructions contained therein, and as to proposals for which no instructions are given, a Proxy will be voted in favor of that proposal. If a shareholder or his nominee does not submit a Proxy, the shares will not be voted. Proxies marked "abstain" will be counted for purposes of determining a quorum, but not for purposes of approving or disapproving a proposal. The Proxy confers authority on the person designated therein to vote as directed by the shareholder in Proposal 8 on other business not currently contemplated, which may properly come before the Meeting. A shareholder may revoke his Proxy at any time prior to use by written notice to Bridgeway Funds, by executing and filing a subsequently dated Proxy, or by voting in person at the meeting. This Proxy Statement and the accompanying Proxy are being sent to shareholders on approximately August 12, 2003.

At the close of business on July 11, 2003, the record date fixed by the Board of Directors for the determination of shareholders entitled to notice of and to vote at the Meeting, 52,619,152.157 shares of Common Stock of Bridgeway Funds were outstanding. Shares attributed to each Fund as of the record date:

         Aggressive Investors 1 Fund          7,183,871.845
         Aggressive Investors 2 Fund          2,469,443.647
         Ultra-Small Company Fund             2,346,069.317
         Ultra-Small Company Market Fund     32,092,500.916
         Micro-Cap Limited Fund               6,022,997.618
         Blue Chip 35 Index Fund              1,665,505.372
         Balanced Fund                          838,763.442

Each share is entitled to one vote with respect to each of the matters presented for action at the Meeting except that

      - ONLY SHAREHOLDERS OF THE ULTRA-SMALL COMPANY FUND ARE ENTITLED TO VOTE ON PROPOSAL 9, AND

      - ONLY SHAREHOLDERS OF THE BALANCED FUND ARE ENTITLED TO VOTE ON PROPOSAL 10.

Directors and Officers of Bridgeway Funds, as a group, held beneficially 92,052.451 shares, or 0.17% of all outstanding shares on July 11, 2003. Bridgeway Capital Management, Inc., Bridgeway Funds' Investment Adviser (the "Adviser"), held beneficially 211,572.832 shares, or 0.40% of the shares outstanding. See "Security Ownership of Certain Beneficial Owners" for details of other large shareholders' holdings.

As used in this Proxy statement, the term "majority" means the holders of the lesser of (1) 67% of the shares of Bridgeway Funds represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or
(2) more than 50% of the outstanding shares. For Proposals 1, 2, 4, 5, 6 and 8, the affirmative vote of a majority of Bridgeway Funds' shares (where majority is defined above) cast at the Meeting is required for approval. For Proposals 3, 7, 9 (Ultra-Small Company Fund shareholders only) and 10 (Balanced Fund shareholders only), the affirmative vote of a majority of the holders of each respective Fund's outstanding voting securities (where majority is defined above) is required for approval. Broker non-votes (that is, Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present and will be treated as votes against a proposal. Therefore, it is very important that you check every box on the Proxy. The cost of solicitation, including the printing and mailing of Proxies, will be borne by the individual Funds of Bridgeway Funds, but may be reimbursed by the Adviser as a result of expense limitation provisions in their respective Management Agreements. In addition to solicitation through the mails, Bridgeway Funds may, if necessary to obtain the requisite representation of shareholders, solicit Proxies personally by its officers or the Adviser's staff, but it is not anticipated that other staff will be specially engaged for such purpose. The cost of additional solicitation, if any, is estimated to be nominal in amount, and may be reimbursed by the Adviser through maximum expense limitations in the Management Agreements.

Proposal 1. To elect five Directors to the Bridgeway Funds Board of Directors

                 BACKGROUND AND DISCUSSION FOR PROPOSAL NUMBER 1

Unless a Director is elected to fill a Board seat made vacant by the retirement or death of a Director, or to fill a newly created seat where permitted by law,
Article II of Bridgeway Funds' By-Laws requires that the Board of Directors be elected by the shareholders of Bridgeway Funds and serve in this capacity until the next shareholder meeting or their reelection by the Board of Directors. The Investment Company Act of 1940 requires that a majority of Directors be "non-interested parties," more commonly known as "Independent Directors." Currently, the Board is comprised of four members, three who are Independent Directors and one who is an "interested party" (more commonly known as "Non-Independent or Interested Director") by virtue of being the President of the Adviser. Three of the Board members were previously elected by shareholders. Kirbyjon Caldwell was appointed to fill a newly created Board seat in 2001. The Board of Directors has approved the addition of a fifth Board position and the Independent Directors have nominated Michael D. Mulcahy. He would be a non-Independent Director because he is an employee and Director of the Adviser. Since Bridgeway Funds' By-Laws require that at least two-thirds of the Directors be elected by shareholders, shareholders must approve his election to the Board. It is proposed at this Meeting to re-elect the four current Directors and to elect Michael Mulcahy as the new Director.

The Board of Directors

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors. The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including Bridgeway Funds' Agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its Officers, under the general supervision of its Board of Directors.

In carrying out its responsibilities, the Board of Directors named Miles Douglas Harper, III as its Financial Expert, as defined by the Securities Exchange Commission ("SEC"). The Independent Directors, Kirbyjon Caldwell, Miles Douglas Harper, III and Karen S. Gerstner, comprise the Bridgeway Funds Audit Committee. The principal functions of the Audit Committee include recommending to the Board of Directors the selection of the independent auditors; consulting with the independent auditors with respect to matters of interest to the Audit Committee; approving the type, scope and costs of services to be performed by the independent auditors; and reviewing the work of those persons responsible for Bridgeway Funds' day-to-day compliance with accounting principles, financial disclosures, income tax laws, internal controls and record keeping requirements. In the fiscal year ending June 30, 2003, there was one Audit Committee meeting and all Independent Directors were present. The Independent Directors also propose and nominate any new candidates to the Board of Directors.

The following table sets forth certain information with respect to the Directors and nominees.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              Number of
                                                                                            Portfolios in           Other
                      Position(s)      Term of                                              Fund Complex     Directorships Held
     Nominee,            with         Office and                                             Overseen by       by Director or
 Address(1), and    the Bridgeway     Length of     Principal Occupation(s) During Past      Director or         Nominee for
       Age              Funds        Time Served                Five Years                    Nominee(4)          Director
---------------------------------------------------------------------------------------------------------------------------------
INDPENDENT DIRECTORS
---------------------------------------------------------------------------------------------------------------------------------
Kirbyjon           Director since    Term: 1      Senior Pastor of Windsor Village              Seven        American Church
Caldwell (50)      2001              Year Length: United Methodist Church, the largest                       Mortgage Company,
                                     2 Years      United Methodist Church in the U.S.                        Continental
                                                                                                             Airlines and
                                                                                                             JPMorgan Chase
                                                                                                             Bank Advisory
                                                                                                             Board.
---------------------------------------------------------------------------------------------------------------------------------
Karen S.           Director since    Term: 1      Attorney and partner, Davis, Ridout,          Seven        --
Gerstner (48)      1993              Year Length: Jones, and Gerstner since 1/1999.
                                     10 Years     Prior to that she was an attorney and
                                                  partner, Dinkins Kelly Lenox Gerstner
                                                  & Lamb, LLP Houston, Texas.
---------------------------------------------------------------------------------------------------------------------------------
Miles Douglas      Director since    Term: 1      Partner, 8/2000 to date, Associate            Seven        Calvert Large Cap
Harper, III (42)   1993              Year Length: 11/1998 to 7/2000 of the CPA firm                          Growth Fund (3)
                                     10 Years     Gainer, Donnelly, and Desroches. Prior
                                                  to that he was Vice President, Wood,
                                                  Harper, PC, a CPA firm in Houston,
                                                  Texas.
---------------------------------------------------------------------------------------------------------------------------------
"INTERESTED" OR AFFILIATED DIRECTOR AND NOMINEE(2)
---------------------------------------------------------------------------------------------------------------------------------
John N. R.         President and     Term: 1      President and Director of the Adviser         Seven        --
Montgomery(47)     Directorsince     Year Length: since 7/1993.
                   1993              10 Years
---------------------------------------------------------------------------------------------------------------------------------
Michael D.         None              Term: 1      Director and employee of the Adviser          Seven        --
Mulcahy (40)                         Year Length: since 12/2002.   Vice President,
                                     None         Hewlett-Packard (IT services) 1/2001
                                                  to 12/2002. Executive Vice President,
                                                  Artios, Inc. (Internet company)
                                                  10/1998 to 1/2001. Managing Director,
                                                  Mulcahy & Co., LLC (consulting) 7/1998
                                                  to 10/1998. Director, Compaq
                                                  (computers) 10/1995 to 7/1998.
---------------------------------------------------------------------------------------------------------------------------------

(1) The address of the Directors and the Nominee of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448.
(2) Director or Nominee who are "Interested Persons" of Bridgeway Funds (as defined in the 1940 Act) because they are employees and Directors of the Adviser.
(3)   The Calvert Large-Cap Growth Fund is sub-advised by the Adviser.
(4)   Directors and Nominee oversee all Funds in the Complex.

The following table sets forth the aggregate dollar range of equity securities owned beneficially by each nominee in each of the Bridgeway Funds as of July 11, 2003.

                                                                                  Aggregate Dollar Range of
                                                                                  Equity Securities in All
     Nominee               Dollar Range of Equity Securities in each Fund(1)          Funds Overseen(1)
     -------               -------------------------------------------------          -----------------
Independent Nominees

Kirbyjon Caldwell          Aggressive Investors 1 Fund - $10,001 to $50,000             Over $100,000
                           Aggressive Investors 2 Fund - $10,001 to $50,000
                           Ultra-Small Company Fund - $10,001 to $50,000
                           Ultra-Small Company Market Fund - none
                           Micro-Cap Limited Fund - $10,001 to $50,000
                           Blue Chip 35 Fund - none
                           Balanced Fund - $1 - $10,000

Karen S. Gerstner          Aggressive Investors 1 Fund - over $100,000                  Over $100,000
                           Aggressive Investors 2 Fund - none
                           Ultra-Small Company Fund - over $100,000
                           Ultra-Small Company Market Fund - none
                           Micro-Cap Limited Fund - none
                           Blue Chip 35 Fund - over $100,000
                           Balanced Fund - $1 - none

Miles Douglas Harper,      Aggressive Investors 1 Fund - $1 to $10,000               $50,001 to $100,000
III                        Aggressive Investors 2 Fund - none
                           Ultra-Small Company Fund - $50,001 to $100,000
                           Ultra-Small Company Market Fund - none
                           Micro-Cap Limited Fund - none
                           Blue Chip 35 Fund - none
                           Balanced Fund - none

Interested of "Affiliated" Nominees

John N. R. Montgomery      Aggressive Investors 1 Fund - over $100,000                  Over $100,000
                           Aggressive Investors 2 Fund - $10,001 to $50,000
                           Ultra-Small Company Fund - over $100,000
                           Ultra-Small Company Market Fund - none
                           Micro-Cap Limited Fund - $10,001 to $50,000
                           Blue Chip 35 Fund - none
                           Balanced Fund - $10,001 - $50,000

Michael D. Mulcahy         Aggressive Investors 1 Fund - over $100,000                  Over $100,000
                           Aggressive Investors 2 Fund - $50,001 to $100,000
                           Ultra-Small Company Fund - over $100,000
                           Ultra-Small Company Market Fund - $10,001 - $50,000
                           Micro-Cap Limited Fund - $50,001 to $100,000
                           Blue Chip 35 Fund - $10,001 - $50,000
                           Balanced Fund - $1 - $10,000

(1) Valuation of holdings as of July 11, 2003.

As of the Record Date, the proposed Directors held beneficially 0.21% of the shares of Bridgeway Funds and no more than 1% of the shares of any Fund except for Blue Chip 35 Index Fund where the proposed Directors held 2.41% of the shares of that Fund and Ultra-Small Company Fund where the proposed Directors held 1.08% of the shares of that Fund.

Attendance and Compensation of Directors

During the past twelve months (as of June 30, 2003), with the exception of Kirbyjon Caldwell who attended four meetings, the rest of the Directors attended all six scheduled Board of Director meetings held during that period. Michael D. Mulcahy attended all six of the meetings as a guest of the Board. Presently, Bridgeway Funds pays an annual retainer of $4,000 and fees of $1,500 per meeting to directors who are not

"Interested Persons" of Bridgeway Funds. Independent Directors are reimbursed for education, travel and business-related expenses incurred as a result of their responsibilities. During the past twelve months as of June 30, 2003, fees paid to Independent Directors totaled $31,000. John Montgomery received no compensation from Bridgeway Funds. Bridgeway Funds reimbursed the Adviser $4,359 for administrative and management services that Michael Mulcahy provided to Bridgeway Funds.

Below is a table providing total direct and indirect compensation from Bridgeway Funds paid to the Directors, Nominee and three highest paid Officers of Bridgeway Funds over the last fiscal year ending June 30, 2003.

------------------------------------------------------------------------------
                                    Pension or                     Total
                     Aggregate      Retirement    Estimated     Compensation
                    Compensation     Benefits       Annual     from Bridgeway
Director, Nominee,     from       Accrued as Part  Benefits     Funds Paid to
  or Officers of     Bridgeway     of Bridgeway      Upon       Directors or
  Bridgeway Funds      Funds      Funds Expenses  Retirement      Officers
------------------------------------------------------------------------------
Kirbyjon Caldwell,    $9,000           $0           $0            $9,000
Director
------------------------------------------------------------------------------
Karen S. Gerstner,    $11,000          $0           $0            $11,000
Director
------------------------------------------------------------------------------
Miles Douglas         $11,000          $0           $0            $11,000
Harper, III,
Director
------------------------------------------------------------------------------
John N. R.              $0             $0           $0              $0
Montgomery,
President and
Director
------------------------------------------------------------------------------
Michael D.            $3,487          $872          $0            $4,359
Mulcahy, Director
Nominee
------------------------------------------------------------------------------
Glen Feagins,        $181,622       $25,591         $0           $207,213
Treasurer of
Bridgeway Funds
------------------------------------------------------------------------------
Joanna Barnhill,      $54,387       $15,782         $0            $70,169
Secretary of
Bridgeway Funds
------------------------------------------------------------------------------

DIRECTORS ARE ELECTED INDIVIDUALLY. IF YOU SHOULD CHOOSE TO WITHHOLD AUTHORITY ON ANY INDIVIDUAL PLEASE INDICATE BY MARKING THROUGH THE NAME ON THE PROXY CARD. The Board of Directors is not aware of any nominee who may be unable or unwilling to serve as a Director. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1.

Proposal 2. To ratify the selection of Independent Auditors of Bridgeway Funds.

                 BACKGROUND AND DISCUSSION OF PROPOSAL NUMBER 2

PricewaterhouseCoopers LLP has been selected as independent public accountants for Bridgeway Funds for the fiscal year ending June 30, 2003. This selection is subject to shareholder ratification and was made by a majority vote of the Independent Directors, who comprise the Audit Committee, at a meeting on May 20, 2003. The selection of auditors is conditioned on the right of Bridgeway Funds to terminate that firm by vote of the Board of Directors or by vote of a majority of Bridgeway Funds' outstanding voting securities. PricewaterhouseCoopers LLP, upon specific approval by the Audit Committee, audits Bridgeway Funds' annual financial statements to shareholders and the annual report submitted to the Securities and Exchange Commission. The firm or its predecessor, Coopers and Lybrand LLP, has served in that capacity since Bridgeway Funds' inception. PricewaterhouseCoopers LLP provides only the following services for the Fund: 1) examination of the annual statements, 2) assistance and consultancy with financial filings with the SEC, 3) review of tax matters on behalf of Bridgeway Funds and 4) audit of Transfer Agency. The Audit Committee has determined that the provision of these services by PricewaterhouseCoopers LLP is compatible with maintaining auditor independence.

Audit Fees

For the fiscal year ending June 30, 2003, PricewaterhouseCoopers LLP received aggregate fees of $115,750 for professional audit services billed to Bridgeway Funds.

Financial Information Systems Design and Implementation Fees

For the fiscal year ending June 30, 2003, PricewaterhouseCoopers LLP provided no services for financial information system design and implementation for either Bridgeway Funds or its Adviser.

All Other Fees

For the fiscal year ending June 30, 2003, PricewaterhouseCoopers LLP received aggregate fees of $61.900 for tax services and transfer agency audit services billed to Bridgeway Funds or its Adviser.

It is expected that a representative of PricewaterhouseCoopers LLP will attend the Meeting to answer questions and will be given an opportunity to make a statement if he or she so desires.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

Proposal 3. To approve a change in Bridgeway Funds' investment restrictions to permit the borrowing and lending of cash between the Funds once SEC permission is received.

                 BACKGROUND AND DISCUSSION OF PROPOSAL NUMBER 3

Bridgeway Funds has adopted certain restrictions, as described in the Statement of Additional Information, as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority" of Bridgeway Funds' outstanding voting securities (as defined on page 9 of this Proxy Statement).

Included in the list of restrictions are the following:

      "The Bridgeway Funds may not make loans (except for purchases of publicly-traded debt securities consistent with Bridgeway Funds' investment policies); ..."

and

      "The Bridgeway Funds may not issue senior securities, except that... any Fund may borrow, on a secured or unsecured basis from banks, up to 5% of its total assets for temporary or emergency purposes..."

Management would like to modify the above restrictions to allow all of the Funds to enter into agreements with one another to borrow and lend each other cash subject to an exemptive order expected to be obtained from the SEC. While the specifics of how the loan will operate will be detailed in the exemptive order, the key aspects of this program included in the application for the exemptive order include:

      - Borrowing and lending will operate through an Interfund Credit Facility administered by a representative of Bridgeway Funds' accounting group, and an investment professional within the Adviser, and the compliance officer of Bridgeway Funds (the "Credit Facility Team").

      -     No Fund may participate without shareholder approval.

      - Each day, Bridgeway Funds' custodian will provide the Credit Facility Team data on the uninvested cash and borrowing requirements of all participating Funds. The Credit Facility Team will allocate loans among borrowing Funds with communication with the portfolio managers, and will allocate loans among lending Funds on what the Credit Facility Team believes to be an equitable basis.

      - Interest rate charged to the borrowing Funds will be the average of the "Repo Rate" and the "Bank Loan Rate" where the "Repo Rate" will be the highest rate available to the lending Fund from investment in repurchase agreements, and the "Bank Loan Rate" for any day will be calculated by the Adviser each day in accordance to a formula approved by the Bridgeway Funds' Board of

            Directors. This formula approximates the lowest interest rate at which bank short-term loans will be available to the Funds.

      - The initial formula and any subsequent modifications to the formula will be subject to the approval of the Board of Directors.

      - The Adviser will (i) monitor the interest rates charge and the other terms and conditions of the loans, (ii) limit the borrowings and loans entered into by each Fund to ensure that they comply with Bridgeway Funds' investment policies and limitations, (iii) ensure equitable treatment of each Fund, and (iv) make quarterly reports to the Directors concerning any transactions by the Funds under the Interfund Credit Facility and the interest rates charged.

This change will enable the Funds to enter into cash borrowing and lending agreements under certain circumstances, such as when redemptions exceed anticipated levels. The change is designed to reduce the costs of borrowing for the Funds and enhance the lending Fund's ability to earn a higher rate of return than may be available from investing in short-term instruments. These arrangements may be more favorable to the shareholders of each Fund than external cash borrowing. The credit risk - that the borrowing Fund will fail to repay the loan - is very small because securities can be readily sold to repay the loan, or if the loan is collateralized, the collateral is readily marketable. The Adviser will administer the Interfund Credit Facility as part of its duties under the relevant Management Agreement with each Fund and will receive no additional fee as compensation for these services.

SEC regulations currently require that any such borrowing be made from banks, unless the SEC issues an exemptive order to permit another arrangement such as described herein. Bridgeway Funds intends to submit an application to the SEC to obtain approval to engage in this additional form of borrowing and lending of cash for short-term purposes, although there is no assurance that Bridgeway Funds will receive such an order. To the knowledge of Bridgeway Funds, the SEC has already issued similar exemptive orders to other fund organizations.

Each Fund's shareholders will vote separately for this Proposal. Those Funds whose shareholders approve the Proposal will be eligible to participate in the inter-fund cash lending program with other Funds whose shareholders have provided similar approval (once the SEC issues the necessary exemptive order). If a Fund's shareholders choose not to approve this proposal, then that particular Fund will not be permitted to participate in inter-fund cash lending.

Assuming Proposal 3 is approved by the shareholders of each Fund, the amended investment restrictions in the Statement of Additional Information ("SAI") would be changed to read:

      "The Bridgeway Funds may not make loans (except for purchases of publicly-traded debt securities consistent with Bridgeway Funds' investment policies and pursuant to cash borrowing and lending agreements between and among the Funds whose shareholders have authorized such agreements."

and

      "The Bridgeway Funds may not issue senior securities, except that... any Fund may borrow, on a secured or unsecured basis from banks or through the Interfund Credit Facility created as part of Inter-fund cash borrowing and lending agreements, up to 5% of its total assets for temporary or emergency purposes..."

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSAL 3; ANY SUCH CHANGE WILL NOT BE EFFECTED UNTIL THE SEC ISSUES THE NECESSARY EXEMPTIVE ORDER.

Proposal 4. To permit Bridgeway Funds' Funds to pursue investment in individual stock options and futures.

                 BACKGROUND AND DISCUSSION OF PROPOSAL NUMBER 4

Bridgeway Funds has adopted certain restrictions, as described in the Statement of Additional Information as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority" (as defined on page 9 of this Proxy Statement) of Bridgeway Funds' outstanding voting securities.

Included in the list of restrictions is the following:

      "The Funds may not invest in options or futures if the aggregate initial margins and premiums required to establish such non-hedging positions exceed 5% of net assets. In addition, the Ultra-Small Company, the Ultra-Small Company Market, the Micro-Cap Limited, and Blue Chip 35 Index Funds may not invest in any options and may invest in stock market index futures only as described in the Prospectus."

While options on individual securities have existed for some time, futures on individual securities are an emerging investment opportunity. The Funds use stock market index futures in various ways consistent with the investment restrictions, objectives and strategies described in the Prospectus for each Fund. However, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, and Blue Chip 35 Index Funds are currently restricted from investing in any options and futures of individual stocks. The Board and the Adviser would like to modify this restriction to allow each Fund to exclude from the 5% calculation the value of options and futures on individual stocks as long as the equivalent stock position in the underlying stock would meet all the other investment restrictions.

This modification in the investment restriction would provide the Funds greater flexibility and more efficiency in managing any cash securities positions in the Funds.

If approved, the new investment restriction would read:

      "The Funds may not invest in options or futures if the aggregate initial margins and premiums required to establish such non-hedging positions exceed 5% of net assets. In addition, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, and Blue Chip 35 Index Funds may not invest in any options (unless otherwise noted in the Prospectus) but may invest in futures of stock market indices and individual stocks as described in the Prospectus. For purposes of calculating the 5% limit, options and futures on individual stocks are excluded as long as the equivalent stock position in the underlying stock meets all other investment restrictions."

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 4.

Proposal 5. To ratify the Board's decision to offer additional classes of shares of Bridgeway Funds at a future date.

Bridgeway Funds' Articles of Incorporation permit the offering multiple classes of shares. However, to date, Bridgeway Funds has only offered one class of shares, now known as Class N shares. An additional share class is contemplated with no sales loads, but a maximum 0.25% annual 12b-1 distribution fee as defined by Rule 12b-1 of the Investment Company Act of 1940. The effect on current shareholder's investments would be a) to potentially reduce the expenses of the current class of shares by using the new 12b-1 class of shares to reach the more expensive shareholders (for example, at fund marketplaces that charge the Funds for services) that are presently subsidized by the shareholders that use lower-cost marketplaces, b) to potentially reduce your expenses by accessing new distribution channels and spreading some costs over a larger asset base, and
c) to continue to provide some access to purchase shares of the Funds at fund marketplaces where it has become too expensive to distribute our current class of shares through a no 12b-1 fee structure. The impetus for this change is the fact that multiple fund marketplaces and other mutual fund distribution channels (e.g. 401k plans) have begun charging fund companies annual fees or have significantly increased current fees. If shares are currently held at one of the more expensive marketplaces, it might mean that future purchases Bridgeway Funds' shares at that marketplace might have to be made in the more expensive "12b-1 class" of shares or else through another, cheaper source.

The Board authorized a new class of shares in a meeting on June 25, 2003. While shareholder approval is not legally required for this decision, the Board feels it is important to allow current shareholders to express their opinions on this decision and is therefore seeking ratification.

When the shares of this new class are offered, the terms and conditions governing the current class of shares will not change. However, the expected growth in overall Fund assets from the additional class should ultimately help reduce per share operating expenses for all Bridgeway Funds and that of the existing class of shares.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 5.

Proposal 6. To approve a modification to the existing 12b-1 plan to include a provision for future classes of shares to accommodate 12b-1 fees up to a maximum of 0.25% to shareholders of these future classes.

                     BACKGROUND AND DISCUSSION OF PROPOSAL 6

The current 12b-1 plan was approved by Bridgeway Funds shareholders on October 15, 1996 and has been re-approved annually by the Independent Directors of the Board at an in-person meeting; most recently, on June 25, 2003. Under this plan, Bridgeway Funds is permitted to allocate certain expenses to advertising and promotion, fulfillment expenses, sales assistance payments and reimbursements to financial intermediaries, such as banks and other institutions, for administrative and accounting services rendered to the accounts of shareholders who purchase and redeem their shares through such banks or other institutions. Per this present plan, the Adviser reimburses the Fund for all of these costs. Current shareholders pay no 12b-1 fees on their current class of shares and will not in the future.

Mutual fund distribution is changing significantly. Today, approximately 90% of Bridgeway Funds' shareholders come through fund marketplaces. Some of these fund marketplaces are beginning to charge new fees, increase their fees, or restrict access by discontinuing traditional "no-transaction fee" services. In addition, new channels such as 401K and 529 plans have emerged that require fees for accessing and servicing investors in their networks. The Adviser and the Bridgeway Funds Board believe that by adding a new class of shares with a maximum 0.25% 12b-1 fee, Bridgeway Funds should be able to reach a broader set of investors and better serve those investors who own shares through a "no-cost" or "low-cost" marketplace alternative. This new class will likely preclude Bridgeway Funds from shutting off access to its Funds at marketplaces where the current Fund cost structure cannot accommodate the higher fees. Furthermore, the total expense ratio of current shareholders may be reduced to a lower level than otherwise would be possible without a larger asset base.

THE Current class of shares will continue to INCUR no 12b-1 fees.

Bridgeway Funds would like to modify the existing 12b-1 plan to allow for new classes of shares that may accommodate 12b-1 fees designed to facilitate access to a wider cross-section of distribution channels and investors.

On June 25, 2003, the Board of Directors, after considering changes in the marketplace and the interest in growing the assets of the Funds to potentially reduce the per share operating expenses of the Funds, reviewed and approved a modified 12b-1 plan for shareholder vote. The key modifications to the original plan include:

      o An introductory paragraph discussing the changes to the original 1996 shareholder approved 12b-1 plan that are being contemplated in this new plan

      o Clarification that the current shareholders hold a share class now designated as Class N, and that these shareholders will continue to incur no 12b-1 fees

      o Addition of a provision allowing Bridgeway Funds to offer future classes of shares that will carry a 12b-1 fee paid by holders of those shares up to a maximum of 0.25% of net assets

      o Addition of language to make the Plan more flexible around distributor structure. For example, Bridgeway Funds acts as its own Distributor. However, the Board of Directors is contemplating alternatives and is seeking to ensure the 12b-1 Plan is flexible enough to accommodate such a change

      o     Clarification of operating procedures under the Plan

      o     Addition of section titles to improve readability.

The amended 12b-1 Plan is included as Attachment 1 in this Proxy Statement.

This amendment would not become effective without the favorable vote of the holders of a "majority" (as defined on page 9 of this Proxy Statement) of Bridgeway Funds' outstanding voting securities.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 6.

Proposal 7. To approve the Management Agreement, as revised, between the Adviser and Bridgeway Funds.

                     BACKGROUND AND DISCUSSION OF PROPOSAL 7

Each year the Independent Directors of Bridgeway Funds' Board of Directors review and approve the continuation of Bridgeway Funds' Management Agreements with the Adviser. The last such annual in-person meeting was June 25, 2003. At this meeting, as well as the previous meeting on May 20, 2003, the Independent Directors reviewed the Adviser's effectiveness for the Funds using the following criteria:

      o Performance. The Board reviewed how well the Adviser was doing relative to each Fund's benchmark objectives, investment strategy and objectives.
      o Cost management. The Board reviewed how well the Adviser was doing in keeping costs low for the Funds' shareholders across trading, custody, transfer agency and Advisory fees.
      o Integrity. The Board reviewed how well the Adviser was doing in terms of compliance, organizational and operational effectiveness, and communications.
      o Service. The Board reviewed shareholder satisfaction with the quality of servicing provided by the Adviser.

After reviewing these issues as well as the financial stability of the Adviser, the Independent Directors voted unanimously to approve extension of each of the Management Agreements for another year.

Over the course of the May and June Board Meetings, the Board expressed concern that growth in the number of Funds may make administration more difficult and suggested that the Management Agreement structure be simplified. Currently, there are five Management Agreements in place governing the Adviser's relationship with seven existing Bridgeway Funds. These Management Agreements have been constructed at various times over the last nine years as new Funds were launched. Some Agreements govern more than one Fund. One contract contains language for a Fund that is no longer under that contract. The Board and the Adviser discussed various ways to (1) simplify administration of the Agreements,
(2) ensure consistency in structure across Agreements, and (3) update the Agreements to reflect industry standards. It was determined that the most effective way to achieve these goals would be to move each Fund to separate Management Agreements.

A new Management Agreement structure is proposed that is comprised of a standard core document that reflects the changing business and regulatory environment and better clarifies the roles and responsibilities between the Adviser and Bridgeway Funds. (These changes are discussed in the next paragraph.) Attached to each proposed Management Agreement is an Exhibit that describes the fee structure, terms and conditions specific to that Fund. The proposed core document appears as Attachment 2 in this Proxy Statement, and the Exhibits for each Fund appear as Attachments 3 through 9.

The proposed core document is similar to the existing Management Agreements, except for the following changes that add specificity to some of the more general terms: clarification of the Adviser's responsibilities in purchasing, selling and voting securities; articulation of the Adviser's responsibility for maintaining brokerage records; addition of a clause that enables Bridgeway Funds and the Adviser to address the allocation of any future expenses; addition of a clause clarifying the Adviser's relationships with broker-dealers; addition of a licensing agreement to address usage of names and logos between the Adviser and Bridgeway Funds; inclusion of a Force Majeure clause; addition of a clause more specifically addressing Adviser liability; and addition of an alternative dispute resolution option. These are highlighted for your review in Attachment 2.

The Exhibits for each Fund also describe the Advisory Fee as well as any Performance Fee to be paid to the Adviser and any Maximum Expense Limitation applicable to the fund that is assumed by the Adviser. The table below provides the date that each of the current Management Agreements was initially approved, the management fees paid to the Adviser for fiscal year ending June 30, 2003 and the attachment number to this Proxy Statement where you can find the proposed Exhibit for each Fund.

--------------------------------------------------------------------------------------------------------------------------
                                                                      Management Fees paid to        Proxy Attachment
                                                                      Adviser in fiscal year       Number of Management
Fund (Date originally approved)                                        ending June 30, 2003          Agreement Exhibit
--------------------------------------------------------------------------------------------------------------------------
Aggressive Investors 1 Fund (May 26, 1994)                                  $3,731,211                 Attachment 3
--------------------------------------------------------------------------------------------------------------------------
Ultra-Small Company Fund (May 26, 1994)                                      $529,159                  Attachment 4
--------------------------------------------------------------------------------------------------------------------------
Ultra-Small Company Market Fund (May 25, 1997)                               $434,966                  Attachment 5
--------------------------------------------------------------------------------------------------------------------------
Blue Chip 35 Index Fund (May 25, 1997)                                          $0                     Attachment 6
--------------------------------------------------------------------------------------------------------------------------
Micro Cap Limited Fund (June 3, 1998)                                        $632,171                  Attachment 7
--------------------------------------------------------------------------------------------------------------------------
Aggressive Investors 2 Fund (August 14, 2001)                                $107,690                  Attachment 8
--------------------------------------------------------------------------------------------------------------------------
Balance Fund (June 30, 2001)                                                    $0                     Attachment 9
--------------------------------------------------------------------------------------------------------------------------

IT IS IMPORTANT TO NOTE THAT THERE ARE NO CHANGES TO THE AGREEMENT TERMS REGARDING EXPENSES AND FEES. However, in the Micro-Cap Limited Fund Management Agreement, the original agreement was not clear on the formula for calculating the Advisory Fee for asset ranges between $55,000,000 and $500,000,000. Language has been inserted to clarify the calculation, and has no impact on historic or future calculations of the Advisory Fee.

In order to move each Fund to the new Management Agreement structure, shareholders of each Fund must approve adoption of the new Agreement by a majority vote (as defined on page 9 of this Proxy Statement). That is, each Fund is voting separately on this change. If the shareholders of a Fund do not approve the proposal to move their Fund to the new structure, the present Management Agreement pertaining to their Fund will continue in effect, as continuation for another year was approved by the Independent Directors of the Board on June 25, 2003.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSAL 7.

Proposal 8. To consider and act upon such other business as may properly come before the Meeting or before any adjournment thereof.

Neither Management nor the persons named in the enclosed form of Proxy know of any other business that will be presented for consideration at the Meeting. If, however, any such other business shall properly come before the Meeting, it is intended that the Proxies will be voted with respect to any such other business in accordance with the best judgment of the person acting thereunder. On the date on which this Proxy material went to press, the Board of Directors was not aware of any matters to be voted upon at the Meeting other than those included in this Notice for this meeting.

A vote to approve Proposal 8 provides the persons named at the beginning of this Proxy Statement with the authority to vote your shares with respect to those "other matters," if any, at their discretion. A vote against Proposal 8 will be voted only according to your instruction.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 8.

Proposal 9 (Ultra-Small Company Fund Shareholders Only). To permit Bridgeway Funds to lend the securities of the Ultra-Small Company Fund to third parties as permitted by the SEC.

Bridgeway Funds has adopted certain restrictions, as described in the Statement of Additional Information, as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority" (as defined on page 9 of the Proxy Statement) of Bridgeway Funds' outstanding voting securities.

Securities lending is an opportunity to enhance returns by lending securities held by a Fund to a third party, generally through a broker, for a short period of time. There are several reasons to borrow securities from a Fund. One common reason is to cover (or enter) a short position. These lending arrangements are contractual agreements between Bridgeway Funds and the borrower. The loan is fully collateralized by the borrower and is callable by Bridgeway Funds. This call feature minimizes the risk to the Funds.

Bridgeway Funds has pursued securities lending selectively in recent years in various Funds to enhance returns. When this investment restriction was written, it was not envisioned by Bridgeway Funds that there would be market for securities lending in the ultra-small securities market. This market opportunity is now emerging. The Adviser would like to modify the above restriction so that all Funds, including the Ultra-Small Company Fund, may pursue security lending as an opportunity for enhancing returns.

If approved, the amended investment restriction cited above would read:

      "The Funds may not make loans (except for the purchases of publicly-traded debt securities consistent with Bridgeway Funds' investment policies); however, Bridgeway Funds may lend its Funds' securities to others on a fully collateralized basis as permitted by the Securities and Exchange Commission."

Please note that this language does not include changes that may be approved from Proposal 3 (see above) and incorporated into this investment restriction.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE ULTRA-SMALL COMPANY FUND VOTE "FOR" PROPOSAL 9.

Proposal 10 (Balanced Fund Shareholders Only). To approve increasing short selling limitation from 20% to 35% of total assets under management for the Balanced Fund.

                    BACKGROUND AND DISCUSSION OF PROPOSAL 10

Bridgeway Funds has adopted certain restrictions, as described in the Statement of Additional Information, as fundamental policy, which may not be changed without the favorable vote of the holders of a "majority" (as defined on page 9 of this Proxy Statement) of Bridgeway Funds' outstanding voting securities.

Included in the list of restrictions is the following:

      "The Funds may not make short sales of securities or maintain a short position if such sales or positions exceed 20% of total assets under management."

The Balanced Fund's investment objective is to provide a high current return with short-term risk less than or equal to 40% of the stock market. The Fund manager utilizes various hedging techniques in pursuing these objectives. While most of the Fund's hedging is done by selling covered calls and secured puts on securities held by the Fund, there are times when other instruments, such as stock index futures, can be used as a hedge on the same underlying securities. These are often referred to as an "imperfect hedge," but an effective hedge nevertheless. Many times this can be a more cost-effective and market-sensitive method to managing and limiting the Fund's risk. For example, if the Fund holds fifty S&P 500 stocks, it may be more efficient to sell S&P 500 futures contracts than create fifty separate hedges on each security. Some investment professionals view this technique as an "imperfect hedge," which could be construed as a short. Increasing the percentage of total assets allowed in short sales would give the manager more flexibility to pursue these more efficient alternatives while addressing this strict definition of a "short." The Adviser intends that its use of these hedging techniques be conservative and that it use should diminish rather than magnify Fund risk.

The Adviser would like to add flexibility to the present restriction by allowing the Balanced Fund to make short sales of securities (including index futures) or maintain short positions up to 35% of total assets under management for the purposes of managing risk. While the Adviser does not generally pursue short selling alone as a strategy for the Fund, shorting is used for risk management purposes. By increasing the allowable percentage from 20% to 35% management believes that it will be better able to manage the volatility of the Balanced Fund's investments in line with its objectives without the addition of any material risk.

Proposed Statement of Additional Information Change:

      "The Funds may not make short sales of securities or maintain a short position if such sales or positions exceed 20% of total assets under management, except for the Balanced Fund which may not make short sales of securities or maintain short position if such short sales or positions exceed 35% of its total assets under management."

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE BALANCED FUND VOTE "FOR" PROPOSAL 10.

Security Ownership of Certain Beneficial Owners

Shareholders owning more than 5% of the outstanding shares of each Fund of Bridgeway Funds as of July 11, 2003 are listed below, followed by the total percentage ownership of all Officers and Directors of Bridgeway Funds, Inc.

                                                                                        Ownership
                                                  ----------------------------------------------------------------------------------
                                                                              Ultra-    Ultra-Small
                                                  Aggressive   Aggressive      Small      Company    Blue Chip  Micro-Cap
         Name                  Address            Investors 1  Investors 2    Company      Market     35 Index   Limited   Balanced
         ----                  -------            -----------  -----------    -------      ------     --------   -------   --------
Bridgeway Capital       5615 Kirby Drive                                                                                     12.55%
Management, Inc.        Suite 518
                        Houston, TX  77005

Charles Schwab & Co.,   101 Montgomery St.           24.55%       14.28%                   30.01%     42.27%                 38.65%
Inc. Special Custody    San Francisco, CA
Account for the         94101
Benefit of Customers

Eternity LTD.           P O Box N-7776                                                                          24.56%
                        Nassau, Bahamas

National Financial      P.O. Box 2226                20.56%       15.76%      10.48%       22.26%     14.33%     9.41%        6.55%
Services Corp.          New York, NY  10281

National Investors      55 Water Street               6.97%        6.14%                   16.66%      8.65%     8.63%
Services Inc.           32nd Floor
                        New York, NY
                        10041-3299

FTC & Co.               PO Box 173736                             10.55%
                        Denver, CO
                        80217-3736

Simon's Rock College    84 Alford Road                                                                                      12.84%
of Bard                 Gt. Barrrington, MA
                        01230

As of the Record Date for this meeting, the total number of shares owned by the Officers and Directors of Bridgeway Funds, as a group, totaled 92,052.451 or 0.21% of its outstanding shares.

Adjournment

In the event that sufficient votes in favor of the proposals set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, the persons named as Proxies may move one or more adjournments of the meeting to permit further solicitation of Proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. The persons named as Proxies will vote in favor of such adjournment those shares that they are entitled to vote.

Shareholder Proposals for Future Meetings of Shareholders

Since Bridgeway Funds does not normally hold an annual meeting of shareholders, or special meetings, unless called by the Board of Directors, shareholders wishing to submit proposals that are intended to be presented at any future shareholder meeting should submit the proposal(s) in writing to the Secretary of Bridgeway Funds, Inc., 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448.

Whereas Bridgeway Funds is constrained by applicable state or federal rules, submission of a proposal by shareholders does not guarantee its inclusion in a Proxy Statement. For instance, any shareholder proposal received within 90 days of the next shareholder meeting will not be included in the Proxy Statement of that Meeting. Bridgeway Funds is not obligated to call a shareholder meeting to consider any proposal that is substantially the same as a matter voted upon by the shareholders in the preceding twelve months, unless requested by holders of a majority of all shares entitled to vote at such meeting.

                               By order of the Board of Directors

August 15, 2003                Joanna Barnhill, Secretary, Bridgeway Funds, Inc.

                                                                    ATTACHMENT 1

BACKGROUND FOR MODIFICATION OF 12B-1 PLAN

      The Distribution Assistance, Promotion, and Servicing Plan (the "Plan") set forth below was originally approved by the shareholders of Bridgeway Funds on October 15, 1996 and was only applicable to Class N shares - the only class of shares outstanding as of October 1, 2003. Every year since October 1996, the continuation of the Plan has been approved for another year by a majority of the Board of Directors of Bridgeway Funds including a majority of Directors who are not "interested persons" as defined in the Investment Company Act of 1940 and who have no direct or indirect interest in the operation of the Plan or any agreements entered into in connection with the Plan, pursuant to a vote cast in person at a meeting called for the purpose of voting on the approval of the Plan.

      In accordance with the Plan, the Board of Directors voted on June 25, 2003 to amend the Plan, subject to shareholder approval, to permit Bridgeway Funds to charge future shareholders of new class(es) of shares a 12b-1 fee up to 0.25% that will be paid by the shareholders of those shares. In approving the new Plan, the Board of Directors determined that modification of the Plan would be prudent and in the best interest of Bridgeway Funds and its shareholders. Such approval by the Board of Directors in a meeting held in person included a determination, in the exercise of its reasonable business judgment and in light of its fiduciary duties, that there is a reasonable likelihood that the Plan will benefit Bridgeway Funds and its shareholders. The modifications necessary for this change have been incorporated into the original Plan below.

                              Bridgeway Funds, Inc.
                       Distribution Assistance, Promotion,
                               and Servicing Plan

         Pursuant to Rule 12b-1 Under the Investment Company Act of 1940
                             (Amended and Restated)

I. INTRODUCTION

      This Distribution Assistance, Promotion, and Servicing Plan (the "Plan") is designed to conform to the requirements of Rules 12b-1 under the Investment Company Act of 1940 (the "Act") and has been adopted by Bridgeway Funds, Inc. ("Bridgeway Funds") and by Bridgeway Capital Management, Inc. ("Adviser"), Bridgeway Funds' Investment Adviser. Nothing in the Plan will result in additional expenses to shareholders of the existing Class N of shares of Bridgeway Funds (the "Funds" or "Fund") - the only class of shares available as of October 1, 2003 - since the Adviser will continue to pay the distribution expenses associated with these shares.

      The Plan originally approved by shareholders on October 15, 1996 has been modified to accommodate multiple classes of shares based on shareholder approval on September 24, 2003. With this modification, Bridgeway Funds has the right to offer new classes of shares that may accommodate 12b-1 fees up to a maximum of 0.25% to shareholders of these future shares. These fees, if any, may be paid by the shareholders of these new classes of shares according to the guidelines established by the Securities and Exchange Commission pursuant to Rule 12b-1 under the Investment Company Act of 1940.

II. PLAN OVERVIEW

      Bridgeway Funds and the Adviser both desire to substantially increase the sale of Bridgeway Funds shares in order to (a) spread the cost of Bridgeway Funds' operation over a larger shareholder base and (b) permit Bridgeway Funds to take advantage of certain economies of scale that are available to funds with a larger asset base. The Directors of both Bridgeway Funds and the Adviser believe that the best way to achieve this goal is to establish an account to which the Adviser, in the case of the Class N shares, or the Fund, in the case of new 12b-1 classes of shares, would contribute moneys that will be used to pay for one or more of the following (1) advertising and promotion expenses of all kinds (including cooperative ads placed by brokers and dealers who enter into written agreements with Bridgeway Funds or the Adviser in the future), if any, (2) fulfillment expenses which include the cost of printing and mailing prospectuses and sales literature to prospective shareholders of Bridgeway Funds, (3) sales assistance payments to brokers and dealers who may enter into written agreements with Bridgeway Funds in the future relating to the sale of Bridgeway Funds shares, and (4) for reimbursement and/or to compensate brokers, dealers, and other financial intermediaries, such as banks and other institutions, for administrative and accounting services rendered to support this Plan for the accounts of Bridgeway Funds' shareholders who purchase and redeem their shares through such banks or other institutions.

III. CLASS N SHARES (12B-1 FEES PAID BY ADVISER)

      Existing Class N shares of Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index and Balanced Funds will not be assessed a 12b-1 fee now or in the future. For the Class N shares, the Adviser will reimburse Bridgeway Funds for any expenditure that it may make pursuant to this 12b-1 Plan or alternatively pay the bills directly.

IV. CLASS R (INITIALLY) NEW 12B-1 CLASS(ES) OF SHARES

      For any class of shares where Bridgeway Funds will utilize some of its assets for distribution purposes, Bridgeway Funds will contribute a sum of money to an account as described above. The Adviser will be responsible for administering this Plan, providing reports on its income and disbursements to the Directors of Bridgeway Funds on a continuing basis, and negotiating and entering into written 12b-1 Distribution Assistance Agreements with brokers, dealers, banks and other financial intermediaries as contemplated by this Plan.

      The level of Distribution Assistance payments to be made to each broker or dealer entering into a written 12b-1 Distribution Assistance Agreement will be set forth in each such Agreement and will be determined by Bridgeway Funds acting as its distributor or another entity acting as the Funds' distributor. It is contemplated that 12b-1 Distribution Assistance payments will be made either monthly or quarterly and will vary directly with the average level of assets comprising the accounts of shareholders in the Funds who are customers of that broker or dealer.

      It is understood by the Directors of Bridgeway Funds and/or an entity acting as the Funds' Distributor that all payments made to this account by Bridgeway Funds in accordance with this Plan will not exceed (when added to other operating expenses of the Funds) the permissible level of operating expense that is permitted pursuant to the terms of any expense limitation arrangement or undertaking in effect from time to time between each of the Funds and the Adviser.

V. PLAN REPORTING

      The Treasurer of Bridgeway Funds and the Treasurer of the Adviser, or their designees, will prepare and furnish to Bridgeway Funds' Board of Directors, at least quarterly, a written report in compliance with the requirements of Rule 12b-1 which sets forth all amounts expended under the Plan by any and all classes of shares and the purposes for which such expenditures were made.

VI. TERM OF PLAN

      The Plan will become effective immediately upon approval by (a) a majority of the outstanding voting securities of Bridgeway Funds, and (b) a majority of the Board of Directors of Bridgeway Funds including a majority of the Directors who are not "interested persons" (as defined in the Act) of Bridgeway Funds and who have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, pursuant to a vote cast in person at a meeting called for the purposes of voting on approval of the Plan.

      The Plan will remain in effect until September 24, 2004, unless earlier terminated in accordance with its terms, and thereafter may continue for successive annual periods if the Plan is approved at least annually by a majority of the Board of Directors of Bridgeway Funds, including a majority of the Directors who are not "interested persons" (as defined in the Act) of Bridgeway Funds and who have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, pursuant to a vote cast in person at a meeting called for the purpose of voting on continuance of the Plan.

VII. AMENDMENT PROCEDURES AND REQUIREMENTS

      The Plan may be amended at any time with the approval of the Board of Directors of Bridgeway Funds, provided that (a) any material amendments to the terms of the Plan will become effective only if approved by a majority of the Board of Directors of Bridgeway Funds, including a majority of the Directors who are not "interested persons" (as defined in the Act) of Bridgeway Funds and who have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, pursuant to a vote cast in person at a meeting called for the purpose of voting on the approval of the Plan and (b) any amendment that would result in Bridgeway Funds materially increasing the use of any assets of a class of shares of the Fund for distribution assistance, administrative services, advertising and other expenses would require additional approval by a vote of a majority of the outstanding voting securities of that Fund.

VIII. TERMINATION

      The Plan is terminable as to Bridgeway Funds or to any of its Funds without penalty at any time by (a) a vote of the majority of the Directors of Bridgeway Funds who are not "interested persons" (as defined in the Act) of Bridgeway Funds and who have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, (b) a vote of a majority of the outstanding voting securities of Bridgeway Funds, or (c) by the Adviser.

      All agreements with any persons relating to the implementation of the Plan will be subject to termination without penalty, pursuant to the provisions of the paragraph above, and will automatically terminate in the event of their assignment.

IX. OTHER

      While the Plan is in effect, the selection and nomination of the Directors who are not "interested persons" of Bridgeway Funds (as defined in the Act) will be committed to the discretion of the "disinterested" Directors.

                                                                    ATTACHMENT 2

  New or revised clauses to the Management Agreement are highlighted in italics

                              MANAGEMENT AGREEMENT

MANAGEMENT AGREEMENT, made this __ day of ______, 2003 by and between Bridgeway Funds, Inc., a Maryland corporation ("Bridgeway Funds"), and Bridgeway Capital Management, Inc., a Texas corporation (the "Adviser").

                                   WITNESSETH:

WHEREAS, Bridgeway Funds is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered shares of the Fund named in Exhibit A for public offering under the Securities Act of 1933, as amended (the "1933 Act");

WHEREAS, the Adviser is engaged principally in the business of rendering investment and management services and is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"), as amended;

WHEREAS, Bridgeway Funds and the Adviser wish to enter into an agreement to provide for investment advisory and management services to Bridgeway Funds upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1. Appointment of the Adviser

Bridgeway Funds hereby appoints the Adviser to manage the investment and reinvestment of the assets of the Fund named in Exhibit A hereto. Bridgeway Funds further appoints the Adviser to manage its affairs for the period and on the terms set forth in this agreement. The Adviser hereby accepts such appointment and agrees to render the services and to assume the obligations set forth for the compensation herein provided, subject to the supervision of the Board of Directors of Bridgeway Funds and giving due consideration to the investment policies and restrictions and other statements concerning Bridgeway Funds in the Bridgeway Funds Articles of Incorporation, Bylaws, and Registration Statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time and applicable to Bridgeway Funds as a registered investment company. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Bridgeway Funds in any way or otherwise be deemed as agent of Bridgeway Funds.

The Adviser shall manage the investment and reinvestment of the Fund's assets, subject to and in accordance with its investment objectives and restrictions stated in the Bridgeway Funds Registration Statement. In pursuing the foregoing, the Adviser shall make all determinations, without prior consultation with Bridgeway Funds, as to which securities and other assets of the Fund will be acquired, held, disposed of or loaned, and shall take steps necessary to implement same. Such determination and services shall also include determining the manner in which voting rights, rights to consent to corporate action, and any other rights pertaining to the Fund's securities shall be exercised. The Adviser shall render regular reports to the Bridgeway Funds Board concerning the Fund's investment activities.

In connection with the placement of orders for the execution of the Fund's transactions the Adviser shall create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations.

2. Expenses

      A. Expenses Paid by Bridgeway Funds

Expenses incurred in the operations of Bridgeway Funds and the offering of its shares shall be borne by Bridgeway Funds, unless such expense is specifically assumed herein by the Adviser. Expenses borne by Bridgeway Funds include but are not limited to:

         (1)     Investment Advisory Fees to the Adviser as provided herein,
         (2) Charges and expenses of any custodian or depository appointed by Bridgeway Funds for the safekeeping of its cash, securities and other property,
         (3) Brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party,
         (4) Directors' fees and expenses of Bridgeway Funds' Directors who are not interested persons of the Adviser,
         (5) Reimbursement to the Adviser for any compensation paid by the Adviser to its employees who serve in the role and fulfill the function of Bridgeway Funds Treasurer and Secretary. Such reimbursement will be in proportion to time spent on these functions. Bridgeway Funds will not reimburse the Adviser for any compensation paid to the President of Bridgeway Funds.
         (6) The charges and expenses of bookkeeping personnel, auditors, and accountants, computer services and equipment, and record keeping services and equipment,
         (7) The charges and expenses of the transfer agency and registrar function performed by or on behalf of the Fund,
         (8) All taxes and corporate fees payable by Bridgeway Funds to federal, state or other government agencies,
         (9) Fees and expenses involved in registering and maintaining registration of Bridgeway Funds and of shares of the Fund with the Securities and Exchange Commission (the "SEC") and qualifying such shares under state or other securities laws, including the preparation and printing of prospectuses used for these purposes and for shareholders of the Fund,
         (10)    All expenses of Directors' meetings and of preparing and
                 printing reports to Directors and shareholders,
         (11) Charges and expenses of legal counsel for Bridgeway Funds and the Independent Directors of Bridgeway Funds incurred in connection with legal matters relating to Bridgeway Funds, including without limitation, legal services rendered in connection with Bridgeway Funds' corporate existence, corporate and financial structure and relations with its shareholders, registrations and qualifications of securities under federal, state and other laws, issues of securities and expenses which Bridgeway Funds has herein assumed,
         (12)    Interest expense,
         (13)    Insurance expense, and
         (14)    Association membership dues.

      B. Expenses Paid by the Adviser

The Adviser shall bear all its costs and expenses in rendering the investment advisory services required under this Agreement. The Adviser shall also furnish to Bridgeway Funds, at the Adviser's expense, office space in the offices of the Adviser or in such other place as may be agreed upon from time to time, and all necessary office facilities and equipment for managing the affairs and maintaining the records of Bridgeway Funds except as specifically listed in Exhibit A. If desired by Bridgeway Funds, the Adviser shall arrange for members of the Adviser's organization, or its affiliates, to serve as agents of Bridgeway Funds without salaries from Bridgeway Funds.

      C. Additional Expenses

The Adviser and Bridgeway Funds reserve the right to agree upon other expense allocations due to new developments impacting Bridgeway Funds or the mutual fund industry including but not limited to legal decisions, new SEC rules and regulations, and industry practices, so long as the reallocation of expenses are approved by a majority of the Independent Directors of Bridgeway Funds.

3. Investment Advisory Fees

As compensation for its services rendered hereunder, Bridgeway Funds will pay the Adviser, out of the assets of the Fund, an Advisory Fee computed as specified in Exhibit A hereto with respect to the Fund.

4. Fee Calculation

See Exhibit A

5. Broker-Dealer Relationships

The Adviser is authorized in its discretion to select the brokers or dealers that will execute transactions for Bridgeway Funds and is directed to use its best efforts to seek best execution for such transactions; provided, however, that the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer an amount of commission for effecting a Fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services, if any, provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund, other Funds of Bridgeway Funds, and to other clients of the Adviser to which the Adviser exercises investment discretion.

In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; the value of the expected contribution of the broker-dealer to the investment performance of Bridgeway Funds on a continuing basis; and such other factors as may be disclosed in the Bridgeway Funds Prospectus and Statement of Additional Information or as approved by the Bridgeway Funds Board of Directors. Bridgeway Funds acknowledges that the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of execution services offered.

To the extent consistent with applicable law, purchase or sell orders for Bridgeway Funds may be aggregated with simultaneous purchase or sell orders for other clients of the Adviser. Whenever the Adviser so aggregates or simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other clients of the Adviser, such orders will be allocated as to price and amount among all such clients in a manner reasonably believed by the Adviser to be fair and equitable to each client and consistent with the Bridgeway Funds Trade Allocation Policy approved annually by the Bridgeway Funds Board. The Bridgeway Funds Board of Directors understands that in some cases, this procedure may adversely affect the results obtained for Bridgeway Funds.

Notwithstanding any other provisions in this Section 5, Bridgeway Funds shall retain the right to direct the placement of all Fund transactions, and the Directors of Bridgeway Funds may establish policies or guidelines concerning Fund transactions, which shall be followed by the Adviser in placing transactions for the Fund.

6. Audit

Bridgeway Funds shall cause its books and accounts to be audited at least once each year by a reputable, independent public accountant or organization of public accountants who shall be selected and hired by the Audit Committee of the Bridgeway Funds Board and shall render a report to the Bridgeway Funds Board.

7. Non-Exclusivity

The services of the Adviser to Bridgeway Funds hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

Subject to and in accordance with the Articles of Incorporation of Bridgeway Funds and of the Certificate of Incorporation of the Adviser, respectively, it is understood that directors, officers, agents and stockholders of Bridgeway Funds are or may be interested in the Adviser (or any successor thereof) as directors, officers or stockholders, or otherwise, that directors, officers, agents and stockholders of the Adviser are or may be interested in Bridgeway Funds (or any such successor) as directors, officers, stockholders or otherwise, and that the effect of any such adverse interests shall be governed by said Articles of Incorporation and Certificate of Incorporation, respectively.

8. Amendment

This agreement may be amended by mutual consent of the parties only if such amendment is specifically approved (1) by a majority of the Directors of Bridgeway Funds, including a majority of the Directors of Bridgeway Funds who are not interested persons of Bridgeway Funds or the Adviser and, (2) if required by law, by the affirmative vote of a majority of the outstanding voting securities of the Fund.

9. License Agreement

Bridgeway Funds shall have the non-exclusive right to use the name "Bridgeway" to designate any current or future series of shares only so long as Bridgeway Capital Management, Inc. serves as investment manager or adviser to Bridgeway Funds with respect to such shares. Bridgeway Funds shall not use the name of the Adviser in any Prospectus, sales literature or other material relating to Bridgeway Funds in any manner not approved prior thereto by the Adviser; provided however, that the Adviser shall approve all use of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC; and provided, further, that in no event shall such approval be unreasonably withheld. The Adviser shall not use the name of Bridgeway Funds or the Fund in any material relating to the Adviser in any manner not approved prior thereto by Bridgeway Funds; provided, however, that Bridgeway Funds shall approve all uses of its name which merely refer in accurate terms to the appointment of the Adviser hereunder or which are required by the SEC; and provided further that in no event shall such approval be unreasonably withheld.

10. Liability of the Adviser

Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to Bridgeway Funds or to any shareholder of Bridgeway Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, unless the Adviser agrees to assume the loss or liability for such losses.

11. Force Majeure

The Adviser shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppage, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Adviser shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

12. Effective Date; Termination; Assignment

This Agreement shall become effective October 31, 2003 and shall continue in effect for one year thereafter from year to year if its continuance after that date is specifically approved on or before that date and at least annually thereafter by the vote of a majority of the outstanding voting securities of the Fund, or by the Board of Directors of Bridgeway Funds, including a majority of the Directors of Bridgeway Funds who are not parties to the Agreement or interested persons of such parties, provided, however, that: (1) this Agreement may at any time be terminated without the payment of any penalty either by vote of the Board of Directors of Bridgeway Funds or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to the Adviser, (2) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Investment Company Act of 1940), and (3) this Agreement may be terminated altogether by the Adviser on ninety days' written notice to Bridgeway Funds. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

13. Severability

If any provision of this Agreement shall be held or made invalid by any court of competent jurisdiction, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

14. Notices

Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the party entitled to receive such notice at the address that party may designate. Until further notice to the other party, it is agreed that the address of Bridgeway Funds and that of the Adviser shall be 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448.

15. Questions of Interpretation

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and interpretations thereof, if any, by the United States Courts or in the orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

16. Dispute Resolution

      A. Direct Discussions. Bridgeway Funds and the Adviser shall attempt, in good faith, to resolve by direct discussions any disputes between them arising out of, relating to or in connection with this Agreement.

      B. Mediation. If direct discussions do not resolve the dispute, either party may initiate mediation within 30 days of termination of direct discussions. All disputes shall be submitted to mediation then to arbitration. Unless otherwise agreed, mediation proceedings shall be administered by the American Arbitration Association.

      C. Arbitration. If the parties fail to resolve the dispute through mediation within 60 days after commencement of mediation, then either party may submit the dispute for arbitration. Unless otherwise agreed, arbitration proceedings shall be administered by the American Arbitration Association. A demand for arbitration shall be filed with the American Arbitration Association within the applicable statute of limitations. All disputes submitted to arbitration shall be resolved pursuant to the procedures set forth in the Federal Arbitration Act.

            The parties to this Agreement may agree on one arbitrator to hear their dispute, in which case the decision of the sole arbitrator shall decide the dispute. In the event that the parties cannot agree on one arbitrator, either party may elect to have the dispute heard by a three-arbitrator panel. If a three-arbitrator panel is selected by Bridgeway Funds, then it shall pay all fees and expenses of all three arbitrators. If the Adviser elects a three arbitrator panel:
            (1) the Adviser shall (prior to the hearing) deposit with the American Arbitration Association an amount equal to one-third of the total anticipated fees and expenses of the three arbitrators; and,
            (2) Bridgeway Funds shall pay the remaining fees and expenses of the arbitrators. If both parties elect a three-arbitrator panel then each will pay one-half of the resulting fees and expenses. In the case of a three-arbitrator panel, the dispute shall be decided on the decision of a majority of the panel.

            The decision of the arbitrator(s) shall be final and binding and may be enforced in any court of competent jurisdiction. The arbitrator(s) shall apply recognized privileges and exemptions from discovery, such as the attorney-client, work-product and anticipation of litigation privileges. The arbitrator(s) shall have the authority to award any relief (including preliminary, temporary or permanent injunctive relief) which could be awarded by a state or federal court sitting in Texas. Upon request from any party seeking preliminary or temporary injunctive relief, the American Arbitration Association shall immediately appoint a single interim arbitrator to hear and rule on such request as quickly as possible. The arbitrator(s) shall be bound by the substantive law of the United States and the State of Texas.

            To the extent permitted by law, (the foregoing not withstanding) the arbitrator(s) shall have the authority to award attorneys' fees and costs to the prevailing party. In addition, the arbitrator(s) shall have the discretion to allocate between the parties the fees and expenses of the American Arbitration Association and the fees and expenses of the arbitrator(s).

This dispute resolution clause shall in no way effect the right of either party to terminate this Agreement as set forth in paragraph 12 above.

17. Miscellaneous

Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the state of Texas. The captions in this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers on the day and year first above written.

                                BRIDGEWAY FUNDS, INC.

                                    By: _______________________
                                             President

                                BRIDGEWAY CAPITAL MANAGEMENT, INC.

                                    By: _______________________
                                             President

                                                                    ATTACHMENT 3

Fund: Aggressive Investors 1 Fund (the "Fund")
Fund Inception Date: 08/05/1994

General Provisions

The Fund's expenses (including the Base Advisory Fee) will be accrued daily.

Base Advisory Fee

As compensation for its services rendered, the Fund will pay the Adviser a Base Advisory Fee computed daily and payable monthly at the following annual rate (the Base Advisory Fee Rate):

(1) 0.90% of the value of the Fund's average daily net assets during each year up to $250,000,000;
(2)   0.875% of the next $250,000,000 of such assets; and
(3)   0.85% of such assets over $500,000,000,

For purposes of calculating each month's Base Advisory Fee, daily net asset value shall be computed by adding the Fund's total daily asset values less liabilities for the month and dividing the resulting total by the number of days in the month. The Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full month during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full month.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on February 15, 2003, the relevant five-year period would be from Friday, December 30, 1997 through Friday, December 31, 2002.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index (hereinafter "Index" or "S & P 500 Index") with dividends reinvested and will range from -0.70% to +0.70%. The Performance Adjustment Rate will be calculated at 4.67% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2.00% (over the Performance Period). The factor of 4.67% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period [0.70% divided by 15.00% = 4.67%].

For example; assume that the Fund had a cumulative total return of 27.63% for the five-year period through December 31, 2002. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%. Then the Performance Adjustment Rate would be 4.67% times the difference in returns, or 4.67% times (27.63% - 21.21%) = 0.30%.

Calculation of Performance

The performance of the Index will be the five-year cumulative percentage increase (or decrease) in the capitalization weighted S & P 500 Index with dividends reinvested. The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period, (2) the value per share of Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date, and (3) the value per share of capital gains taxes, paid or accrued during the Performance Period, on undistributed realized capital gains, if any. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Application of the Adjusted Advisory Fee Rate

As indicated above, the Fund's expenses (including the Base Advisory Fee) will be accrued daily. Performance adjustments will be computed quarterly and taken into account in computing the daily net asset value of a Fund share in the subsequent quarter (by adding to or subtracting from the Base Advisory Fee Rate the percentage produced from application of the Performance Adjustment Rate described above). However, expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

If the Base Advisory Fee Rate is adjusted, the resulting rate will apply only to the quarter immediately following the adjustment to determine the Advisory Fee which will be paid monthly. Therefore, an increased Advisory Fee will result even though the performance of the Fund over some period of time shorter than the Performance Period, has been behind that of the Index and, conversely, the Advisory Fee will decline in months where the performance of the Fund has been ahead of that of the Index, also over some period of time shorter than the Performance Period.

Continuing with the example above, the adjusted Advisory Fee Rate (expressed as an annualized percentage of average net assets) applied to the period of time from January 1, 2003, through March 31, 2003, would be 0.90% (the Base Advisory Fee Rate) plus 0.30% (the Performance Adjustment Rate) equals 1.20% (the adjusted Advisory Fee Rate).

Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum expense limitation of 2.00% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure the expense ratio of the Fund does not exceed the maximum expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different expense limitation.

                                                                    ATTACHMENT 4

Fund: Ultra-Small Company Fund (the "Fund")
Fund Inception Date: 08/05/1994

General Provisions

The Fund's expenses (including the Advisory Fee) will be accrued daily.

Advisory Fee

As compensation for its services rendered, the Fund will pay the Adviser an Advisory Fee computed daily and payable monthly at the following annual rate:

(1) 0.90% of the value of the Fund's average daily net assets during such month up to $250,000,000;
(2)   0.875% of the next $250,000,000 of such assets; and
(3)   0.85% of such assets over $500,000,000,

However, during the period that the Ultra-Small Company Fund's net assets range from $27,500,000 to $55,000,000 the Advisory Fee will be paid as if the Fund had $55,000,000 under management (that is, $55 million times 0.009 equals $495,000). This is limited to a maximum ratio of 1.49%.

For purposes of calculating the Advisory Fee each month, average daily net asset value shall be computed by adding the Fund's total daily asset values, less liabilities, for the month and dividing the resulting total by the number of days in the month. The Fund's expenses and fees, including the Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full month during which this Agreement is in effect, the Advisory Fee shall be prorated according to the proportion such period bears to a full month.

Application of the Advisory Fee Rate

As indicated above, the Fund's expenses (including the monthly Advisory Fee) will be accrued daily. However, expenses in excess of the maximum expense limitation assumed by the Adviser shall not be accrued for the purpose of computing the daily net asset value of a Fund share.

Fund Expenses & Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum expense limitation of 2.00% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure the Fund's expense ratio does not exceed the maximum expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different expense limitation.

                                                                    ATTACHMENT 5

Fund: Ultra-Small Company Market Fund (the "Fund")
Fund Inception Date: 07/31/1997

General Provisions

The Fund's expenses (including the Advisory Fee) will be accrued daily.

Advisory Fee

As compensation for its services rendered, the Fund will pay the Adviser an Advisory Fee computed daily and payable monthly at the annual rate of 0.50% of the value of the Fund's average daily net assets during such month.

For purposes of calculating the Advisory Fee each month, average daily net assets shall be computed by adding the Fund's total daily asset values less liabilities for the month and dividing the resulting total by the number of days in the month. The Fund's expenses and fees, including the Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full month during which this Agreement is in effect, the Advisory Fee shall be prorated according to the proportion such period bears to a full month.

Fund Expenses and Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum expense limitation of 0.75% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure the Fund's expense ratio does not exceed the maximum expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different expense limitation.

                                                                    ATTACHMENT 6

Fund: Blue Chip 35 Index Fund (the "Fund")
Fund Inception Date: 07/31/1997

General Provisions

The Fund's expenses (including the Advisory Fee) will be accrued daily.

Advisory Fee

As compensation for its services rendered, the Fund will pay the Adviser an Advisory Fee computed daily and payable monthly at the annual rate of 0.08% of the value of the Fund's average daily net assets during such month.

For purposes of calculating the Advisory Fee each month, the Fund's net asset value shall be computed by adding its total daily asset values, less liabilities, for the month and dividing the resulting total by the number of days in the month. The Fund's expenses and fees, including the Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full month during which this Agreement is in effect, the Advisory Fee shall be prorated according to the proportion such period bears to a full month.

Fund Expenses and Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum expense limitation of 0.15% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure the Fund's expense ratio does not exceed the maximum expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different expense limitation.

                                                                    ATTACHMENT 7

Fund: Micro-Cap Limited Fund (the "Fund")
Fund Inception Date: 06/30/1998

General Provisions

The Fund's expenses (including the Base Advisory Fee) will be accrued daily.

Base Advisory Fee

As compensation for its services rendered, the Fund will pay the Adviser an Advisory Fee computed daily and payable monthly at the following annual rate:

(1) 0.90% of the value of the Fund's average daily net assets during such month up to $250,000,000;
(2)   0.875% of the next $250,000,000 of such assets; and
(3)   0.85% of such assets over $500,000,000,

However, during the period that the Micro-Cap Limited Fund's net assets range from $27,500,000 to $55,000,000 the Advisory Fee will be paid as if the Fund had $55,000,000 under management (that is, $55 million times 0.009 equals $495,000). This is limited to a maximum ratio of 1.49%.

For purposes of calculating each month's Base Advisory Fee, daily net asset value shall be computed by adding the Fund's total daily asset values less liabilities for the month and dividing the resulting total by the number of days in the month. The Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full month during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full month.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on February 15, 2006, the relevant five-year period would be from Friday, December 29, 2000 through Friday, December 30, 2005.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the CRSP Cap-based Portfolio 9 Index with dividends reinvested (hereinafter "Index") and will range from -0.70% to +0.70%. The Performance Adjustment Rate will be calculated at 2.87% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2% (over the Performance Period). The factor of 2.87% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 24.40% over the Performance Period [0.70% divided by 24.40% = 2.87%].

For example; assume that the Fund had a cumulative total return of 27.63% for the five-year period through December 31, 2003. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%. Then the Performance Adjustment Rate would be 2.87% times the difference in returns, or 2.87% times (27.63% - 21.21%) = 0.18%.

The dollar amount of the performance adjustment is limited to the difference between the maximum Advisory Fee (average net assets time 1.60%) and the Base Advisory Fee calculated according to the Management Agreement. For example, if the Fund is at the maximum performance adjustment of .70% and has average net assets of $35 million, the Base Advisory Fee would be $495,000 and the calculated performance adjustment of $245,000 ($35,000,000 * 0.70%) would be limited to $65,000 ($35,000,000 * 1.60% - $495,000).

Calculation of Performance

The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period, (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date, and (3) the value per share of capital gains taxes, paid or accrued during the Performance Period, on undistributed realized capital gains, if any. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Application of the Adjusted Advisory Fee Rate

As indicated above, the Fund's expenses (including the Base Advisory Fee) will be accrued daily. Performance adjustments will be computed quarterly and taken into account in computing the daily net asset value of a Fund share in the subsequent quarter (by adding to or subtracting from the Base Advisory Fee Rate the percentage produced from application of the Performance Adjustment Rate described above). However, expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

If the Base Advisory Fee Rate is adjusted, the resulting rate will apply only to the quarter immediately following the adjustment to determine the Advisory Fee which will be paid monthly. Therefore, an increased Advisory Fee will result even though the performance of the Fund over some period of time shorter than the Performance Period, has been behind that of the Index and, conversely, the Advisory Fee will decline in months where the performance of the Fund has been ahead of that of the Index, also over some period of time shorter than the Performance Period.

Continuing with the example above, the adjusted Advisory Fee Rate (expressed as an annualized percentage of average net assets) applied to the period of time from January 1, 2005, through March 31, 2005, would be 0.90% (the Base Advisory Fee Rate) plus 0.18% (the Performance Adjustment Rate) equals 1.08% (the adjusted Advisory Fee Rate).

Fund Expenses & Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum expense limitation of 1.90% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the maximum expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different expense limitation.

                                                                    ATTACHMENT 8

Fund: Aggressive Investors 2 Fund (the "Fund")
Fund Inception Date: 10/31/2001

General Provisions

The Fund's expenses (including the Base Advisory Fee) will be accrued daily.

Base Advisory Fee

      As compensation for its services rendered, the Fund will pay the Adviser a Base Advisory Fee computed daily and payable monthly at the following annual rate (the Base Advisory Fee Rate):

(1) 0.90% of the value of the Fund's average daily net assets during each month up to $250,000,000;
(2)   0.875% of the next $250,000,000 of such assets; and
(3)   0.85% of such assets over $500,000,000.

For purposes of calculating each month's Base Advisory Fee, daily net asset value shall be computed by adding the Fund's total daily asset values less liabilities for the month and dividing the resulting total by the number of days in the month. The Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full month during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full month.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on February 15, 2008, the relevant five-year period would be from December 31, 2002 through December 31, 2007.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index (hereinafter "Index" or "S & P 500 Index") with dividends reinvested and will range from -0.70% to +0.70%. The Performance Adjustment Rate will be calculated at 4.67% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2.00% (over the Performance Period). The factor of 4.67% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15.00% over the Performance Period [0.70% divided by 15.00% = 4.76%].

For example; assume that the Fund had a cumulative total return of 27.63% for the five-year period through December 31, 2007. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%. Then the Performance Adjustment Rate would be 4.67% times the difference in returns, or 4.67% times (27.63% - 21.21%) = 0.30%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

            (a) From inception through September 30, 2002, the Performance Adjustment Rate was inoperative. The Advisory Fee payable was the Base Advisory Fee only.

            (b) From September 30, 2002 through September 30, 2006, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

Calculation of Performance

The performance of the Index will be the five-year percentage increase (or decrease) in the capitalization weighted S & P 500 Index with dividends reinvested. The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period, (2) the value per share of the Fund's distributions from income or capital gains (long- or short-term), having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date, and (3) the value per share of capital gains taxes, paid or accrued, during the Performance Period, on undistributed realized capital gains, if any. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Application of the Adjusted Advisory Fee Rate

As indicated above, the Fund's expenses (including the Base Advisory Fee) will be accrued daily. Performance adjustments will be computed quarterly and taken into account in computing the daily net asset value of a Fund share in the subsequent quarter (by adding to or subtracting from the Base Advisory Fee Rate the percentage produced from application of the Performance Adjustment Rate described above). However, expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

If the Base Advisory Fee Rate is adjusted, the resulting rate will apply only to the quarter immediately following the adjustment to determine the Advisory Fee which will be paid monthly. Therefore, an increased Advisory Fee will result even though the performance of the Fund over some period of time shorter than the Performance Period, has been behind that of the Index and, conversely, the Advisory Fee will decline in months where the performance of the Fund has been ahead of that of the Index, also over some period of time shorter than the Performance Period.

Continuing with the example above, the adjusted Advisory Fee Rate (expressed as an annualized percentage of average net assets) applied to the period of time from January 1, 2003, through March 31, 2003, would be 0.90% (the Base Advisory Fee Rate) plus 0.30% (the Performance Adjustment Rate) equals 1.20% (the adjusted Advisory Fee Rate).

Fund Expenses & Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum expense limitation of 1.90% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure the expense ratio of the Fund does not exceed the maximum expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different expense limitation.

                                                                    ATTACHMENT 9

Fund: Balanced Fund (the "Fund")
Fund Inception Date: 06/30/2001

General Provisions

The Fund's expenses (including the Advisory Fee) will be accrued daily.

Advisory Fee

As compensation for its services rendered, the Fund will pay the Adviser an Advisory Fee computed daily and payable monthly at the annual rate of 0.60% of the value of the Fund's average daily net assets during such month.

For purposes of calculating the Advisory Fee each month, the Fund's net asset value shall be computed by adding its total daily asset values, less liabilities, for the month and dividing the resulting total by the number of days in the month. The Fund's expenses and fees, including the Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full month during which this Agreement is in effect, the Advisory Fee shall be prorated according to the proportion such period bears to a full month.

Fund Expenses & Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum expense limitation of 0.94% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure the Fund's expense ratio does not exceed the maximum expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different expense limitation.

                              Bridgeway Funds, Inc.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

   Note: This Proxy card is for all shareholders except those in Ultra-Small
                           Company and Balanced Funds

The undersigned shareholder of Bridgeway Funds, Inc. (the "Bridgeway Funds") hereby constitutes and appoints Mr. Miles D. Harper III and Ms. Joanna Barnhill, and each of them, singly, to act as Proxies and Attorneys of the undersigned, with full power of substitution to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders ("Meeting") to be held on Wednesday, October 1, 2003 at 10:00 a.m. and at any and all adjournments thereof. Such appointment relates to the shares of Common Stock of Bridgeway Funds held by the undersigned or in respect of which the undersigned would be entitled to vote or act with all powers the undersigned would possess if personally present. All Proxies previously given by the undersigned in respect of said meeting will be revoked by a subsequent Proxy with a later date or by his/her attending and voting in the meeting.

Specify your vote on each proposal by checking the appropriate space. The Proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2, 3, 4, 5, 6, 7, AND 8.

The persons named Proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to any other matter which may properly come before the meeting.

                                                                                      For     Against    Abstain
Proposal 1. To elect five Directors to the Bridgeway Funds Board of Directors.        |_|       |_|
Proposal 2. To ratify the selection of independent auditors of Bridgeway Funds.       |_|       |_|        |_|
Proposal 3. To approve a change in Bridgeway Funds' investment restrictions to        |_|       |_|        |_|
            permit the borrowing and lending of cash between the Funds once
            Securities and Exchange Commission ("SEC") permission is received.
Proposal 4. To permit  Bridgeway  Funds to pursue  investment in individual  stock    |_|       |_|        |_|
            options and futures.
Proposal 5. To ratify the Board's decision to offer additional classes of shares      |_|       |_|        |_|
            of Bridgeway Funds at a future date.
Proposal 6. To approve a modification to the existing 12b-1 plan to include a         |_|       |_|        |_|
            provision for future classes of shares to accommodate 12b-1 fees up to a maximum of 0.25%. (Does not increase fees for existing class of shares in current Funds).
Proposal 7. To approve the Management Agreement, as revised between the Adviser       |_|       |_|        |_|
            and Bridgeway Funds.
Proposal 8. To consider and act upon such other business as may properly come         |_|       |_|        |_|
            before the Meeting or before any adjournment thereof.

The signature(s) on this Proxy should correspond exactly to the shareholder(s) name (s) as shown hereon. In the case of joint tenancies, co-executors, or co-trustees, both should sign. Persons signing as Attorney, Executor, Administrator, Trustee, or Guardian should give their full title.

_______________________________    _________________________  Dated:______, 2003
Signature(s) of Shareholder(s)     Title, if applicable

_______________________________    _________________________  Dated:______, 2003
Signature(s) of Shareholder(s)     Title, if applicable

Please mark boxes in blue or black ink. Sign, date, and return this Proxy promptly using the enclosed prepaid envelope. Alternatively, you can vote your shares at as instructed on the enclosed pamphlet.

                              Bridgeway Funds, Inc.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

       Note: this Proxy Card is Ultra-Small Company Fund Shareholders Only

The undersigned shareholder of Bridgeway Funds, Inc. (the "Bridgeway Funds ") hereby constitutes and appoints Mr. Miles D. Harper III and Ms. Joanna Barnhill, and each of them, singly, to act as Proxies and Attorneys of the undersigned, with full power of substitution to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders ("Meeting") to be held on Wednesday, October 1, 2003 at 10:00 a.m. and at any and all adjournments thereof. Such appointment relates to the shares of Common Stock of Bridgeway Funds held by the undersigned or in respect of which the undersigned would be entitled to vote or act with all powers the undersigned would possess if personally present. All Proxies previously given by the undersigned in respect of said meeting will be revoked by a subsequent Proxy with a later date or by his/her attending and voting in the meeting.

Specify your vote on each proposal by checking the appropriate space. The Proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2, 3, 4, 5, 6, 7, 8 AND 9.

The persons named Proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to any other matter which may properly come before the meeting.

                                                                                      For     Against    Abstain
Proposal 1. To elect five Directors to the Bridgeway Fund Board of Directors.         |_|       |_|
Proposal 2. To ratify the selection of independent auditors of Bridgeway Funds.       |_|       |_|        |_|
Proposal 3. To approve a change in Bridgeway Funds' investment restrictions to        |_|       |_|        |_|
            permit the borrowing and lending of cash between the Funds once
            Securities and Exchange Commission ("SEC") permission is received.
Proposal 4. To permit  Bridgeway  Funds to pursue  investment in individual  stock    |_|       |_|        |_|
            options and futures.
Proposal 5. To ratify the Board's decision to offer additional classes of shares      |_|       |_|        |_|
            of Bridgeway Funds at a future date.
Proposal 6. To approve a modification to the existing 12b-1 plan to include a         |_|       |_|        |_|
            provision for future classes of shares to accommodate 12b-1 fees up to a maximum of 0.25%. (Does not increase fees for existing class of shares in current Funds).
Proposal 7. To approve the Management Agreement between the Adviser and the           |_|       |_|        |_|
            Bridgeway Funds.
Proposal 8. To consider and act upon such other business as may properly come         |_|       |_|        |_|
            before the Meeting or before any adjournment thereof.
Proposal 9. To approve a change in the investment restrictions to permit              |_|       |_|        |_|
            Bridgeway Funds to lend the Fund's securities to third parties as permitted by the SEC.

The signature(s) on this Proxy should correspond exactly to the shareholder(s) name (s) as shown hereon. In the case of joint tenancies, co-executors, or co-trustees, both should sign. Persons signing as Attorney, Executor, Administrator, Trustee, or Guardian should give their full title.

_______________________________    _________________________  Dated:______, 2003
Signature(s) of Shareholder(s)     Title, if applicable

_______________________________    _________________________  Dated:______, 2003
Signature(s) of Shareholder(s)     Title, if applicable

Please mark boxes in blue or black ink. Sign, date, and return this Proxy promptly using the enclosed prepaid envelope. Alternatively, you can vote your shares at as instructed on the enclosed pamphlet.

                              Bridgeway Funds, Inc.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

            Note: this Proxy Card is Balanced Fund Shareholders Only

The undersigned shareholder of Bridgeway Funds, Inc. (the "Bridgeway Funds") hereby constitutes and appoints Mr. Miles D. Harper III and Ms. Joanna Barnhill, and each of them, singly, to act as Proxies and Attorneys of the undersigned, with full power of substitution to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders ("Meeting") to be held on Wednesday, October 1, 2003 at 10:00 a.m. and at any and all adjournments thereof. Such appointment relates to the shares of Common Stock of Bridgeway Funds held by the undersigned or in respect of which the undersigned would be entitled to vote or act with all powers the undersigned would possess if personally present. All Proxies previously given by the undersigned in respect of said meeting will be revoked by a subsequent Proxy with a later date or by his/her attending and voting in the meeting.

Specify your vote on each proposal by checking the appropriate space. The Proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2, 3, 4, 5, 6, 7, 8 AND 10. NOTE: THERE IS NO PROPOSAL 9 AS THIS PERTAINS TO A THE ULTRA-SMALL COMPANY FUND OF BRIDGEWAY FUNDS ONLY.

The persons named Proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to any other matter which may properly come before the meeting.

                                                                                      For     Against    Abstain
Proposal 1.  To elect five Directors to the Bridgeway Fund Board of Directors.         |_|       |_|
Proposal 2.  To ratify the selection of independent auditors of Bridgeway Funds.       |_|       |_|        |_|
Proposal 3.  To approve a change in Bridgeway Funds' investment restrictions to        |_|       |_|        |_|
             permit the borrowing and lending of cash between the Funds once
             Securities and Exchange Commission ("SEC") permission is received.
Proposal 4.  To permit the  Corporation's  Funds to pursue investment in individual    |_|       |_|        |_|
             stock options and futures.
Proposal 5.  To ratify the Board's decision to offer additional classes of shares      |_|       |_|        |_|
             of Bridgeway Funds at a future date.
Proposal 6.  To approve a modification to the existing 12b-1 plan to include a         |_|       |_|        |_|
             provision for future classes of shares to accommodate 12b-1 fees up to a maximum of 0.25%. (Does not increase fees for existing class of shares in current Funds).
Proposal 7.  To approve the Management Agreement between the Adviser and the           |_|       |_|        |_|
             Bridgeway Funds.
Proposal 8.  To consider and act upon such other business as may properly come         |_|       |_|        |_|
             before the Meeting or before any adjournment thereof.
Proposal 10  To increase in the percentage of allowable short positions in the         |_|       |_|        |_|
             Fund for the purposes of managing risks.

The signature(s) on this Proxy should correspond exactly to the shareholder(s) name (s) as shown hereon. In the case of joint tenancies, co-executors, or co-trustees, both should sign. Persons signing as Attorney, Executor, Administrator, Trustee, or Guardian should give their full title.

_______________________________    _________________________  Dated:______, 2003
Signature(s) of Shareholder(s)     Title, if applicable

_______________________________    _________________________  Dated:______, 2003
Signature(s) of Shareholder(s)     Title, if applicable

Please mark boxes in blue or black ink. Sign, date, and return this Proxy promptly using the enclosed prepaid envelope. Alternatively, you can vote your shares at as instructed on the enclosed pamphlet.